UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

              Investment Company Act file number     811-07641
                                                -------------------

                      Advantage Advisers Augusta Fund, LLC
        ----------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                           200 Park Avenue 24th Floor
                               New York, NY 10166
            ---------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                Kenneth Gerstein
                             Schulte, Roth and Zabel
                            919 3rd Avenue 24th Floor
                               New York, NY 10022
            ---------------------------------------------------------
                     (Name and address of agent for service)

        registrant's telephone number, including area code: 212-667-4225
                                                           -------------

                      Date of fiscal year end: December 31
                                              ------------

                   Date of reporting period: December 31, 2004
                                            ------------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.





                                               [ADVANTAGE ADVISERS LOGO OMITTED]








                               Advantage Advisers
                             Augusta Fund, L.L.C.

                         Financial Statements
                       with Report of Independent
                     Registered Public Accounting Firm

                   for the Year Ended December 31, 2004

                     ADVANTAGE ADVISERS AUGUSTA FUND, L.L.C.

                              FINANCIAL STATEMENTS

                      FOR THE YEAR ENDED DECEMBER 31, 2004




                                    CONTENTS






Report of Independent Registered Public Accounting Firm .....................  1

Statement of Assets, Liabilities and Members' Capital .......................  2

Schedule of Portfolio Investments ...........................................  3

Schedule of Securities Sold, Not Yet Purchased ..............................  8

Statement of Operations ..................................................... 10

Statements of Changes in Members' Capital ................................... 11

Notes to Financial Statements ............................................... 12

Supplemental Information (Unaudited) ........................................ 23

[ERNST & YOUNG LOGO OMITTED]                [ ] ERNST & YOUNG LLP           [ ] Phone: (212) 773-3000
                                                5 Times Square                  www.ey.com
                                                New York, NY 10036-6530



            Report of Independent Registered Public Accounting Firm


To the Members of
  Advantage Advisers Augusta Fund, L.L.C.

We have audited the accompanying statement of assets, liabilities and members' capital of Advantage Advisers Augusta Fund, L.L.C. (the "Company"), including the schedules of portfolio investments and securities sold, not yet purchased, as of December 31, 2004, and the related statement of operations for the year then ended, and the statements of changes in members' capital for each of the two years in the period then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Advantage Advisers Augusta Fund, L.L.C. at December 31, 2004, the results of its operations for the year then ended, and the changes in its members' capital for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                   [ERNST & YOUNG LLP SIGNATURE OMITTED]



February 18, 2005





                   A Member Practice of Ernst & Young Global

ADVANTAGE ADVISERS AUGUSTA FUND, L.L.C.
STATEMENT OF ASSETS, LIABILITIES AND MEMBERS' CAPITAL
--------------------------------------------------------------------------------

                                                                                   DECEMBER 31, 2004

ASSETS
Investments in securities, at market value (cost - $56,705,839)                          $61,410,888
Cash and cash equivalents                                                                 11,265,188
Due from broker                                                                           13,363,945
Receivable for investment securities sold                                                    204,702
Interest receivable                                                                           42,952
Dividends receivable                                                                          31,984
Other assets                                                                                  33,347
                                                                                         -----------
    TOTAL ASSETS                                                                          86,353,006
                                                                                         -----------

LIABILITIES
Securities sold, not yet purchased, at market value (proceeds - $13,122,981)              15,331,555
Payable for investment securities purchased                                                1,085,908
Administration fees payable                                                                   56,814
Accounting and investor services fees payable                                                 51,833
Withdrawals payable                                                                           13,315
Dividends payable on securities sold, not yet purchased                                        1,360
Accrued expenses                                                                             123,044
                                                                                         -----------
    TOTAL LIABILITIES                                                                     16,663,829
                                                                                         -----------

      NET ASSETS                                                                         $69,689,177
                                                                                         ===========


MEMBERS' CAPITAL - NET ASSETS
Represented by:
Net capital contributions                                                                $67,192,702
Net unrealized appreciation on investments                                                 2,496,475
                                                                                         -----------

    MEMBERS' CAPITAL - NET ASSETS                                                        $69,689,177
                                                                                         ===========


The accompanying notes are an integral part of these financial statements.

ADVANTAGE ADVISERS AUGUSTA FUND, L.L.C.
SCHEDULE OF PORTFOLIO INVESTMENTS
--------------------------------------------------------------------------------

SHARES                                                                               DECEMBER 31, 2004
                                                                                       MARKET VALUE
                  COMMON STOCK - 88.12%
                  CAPACITORS - 0.42%
      32,800            Kemet Corp.*                                                    $    293,560
                                                                                        ------------
                  CHEMICALS - SPECIALTY - 2.89%
      47,000            International Flavors & Fragrances, Inc.                           2,013,480
                                                                                        ------------
                  COMMERCIAL BANKS - CENTRAL U.S. - 3.06%
      44,000            International Bancshares Corp.                                     1,732,720
      12,300            Texas Regional Bancshares, Inc., Class A                             401,964
                                                                                        ------------
                                                                                           2,134,684
                                                                                        ------------
                  COMMERCIAL BANKS - WESTERN U.S. - 3.89%
      25,000            Greater Bay Bancorp                                                  697,000
      45,000            Silicon Valley Bancshares*                                         2,016,900
                                                                                        ------------
                                                                                           2,713,900
                                                                                        ------------
                  CONTAINERS - METAL / GLASS - 3.67%
     131,600            Crown Holdings, Inc.*                                   (a)        1,808,184
      33,000            Owens-Illinois, Inc.*                                                747,450
                                                                                        ------------
                                                                                           2,555,634
                                                                                        ------------
                  CONTAINERS - PAPER / PLASTIC - 3.83%
      16,000            Pactiv Corp.*                                                        404,640
      42,500            Sealed Air Corp.*                                       (a)        2,263,975
                                                                                        ------------
                                                                                           2,668,615
                                                                                        ------------
                  COSMETICS & TOILETRIES - 2.63%
      40,000            Estee Lauder Companies, Inc., Class A                              1,830,800
                                                                                        ------------
                  DATA PROCESSING / MANAGEMENT - 1.32%
      25,000            Fair Isaac Corp.                                                     917,000
                                                                                        ------------
                  ELECTRONIC COMPONENTS - MISCELLANEOUS - 1.01%
      47,000            Vishay Intertechnology, Inc.*                                        705,940
                                                                                        ------------
                  ELECTRONIC COMPONENTS - SEMICONDUCTORS - 3.62%
      24,000            Cree, Inc.*                                                          961,920
      35,000            International Rectifier Corp.*                                     1,559,950
                                                                                        ------------
                                                                                           2,521,870
                                                                                        ------------
                  ELECTRONIC PARTS DISTRIBUTION - 1.00%
      38,100            Avnet, Inc.*                                                         694,944
                                                                                        ------------


The accompanying notes are an integral part of these financial statements.

ADVANTAGE ADVISERS AUGUSTA FUND, L.L.C.
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

SHARES                                                                               DECEMBER 31, 2004
                                                                                       MARKET VALUE
                  COMMON STOCK (CONTINUED)
                  FOOD - MISCELLANEOUS / DIVERSIFIED - 2.10%
      62,900            American Italian Pasta Co., Class A                             $  1,462,425
                                                                                        ------------
                  HOTELS & MOTELS - 0.78%
      26,600            Orient-Express Hotels Ltd., Class A                                  547,162
                                                                                        ------------
                  INSTRUMENTS - SCIENTIFIC - 0.65%
      20,000            PerkinElmer, Inc.                                                    449,800
                                                                                        ------------
                  LASERS - SYSTEMS / COMPONENTS - 1.59%
      37,500            Cymer, Inc.*                                                       1,107,750
                                                                                        ------------
                  MACHINERY - PRINT TRADE - 2.02%
      25,000            Zebra Technologies Corp. - Class A*                                1,407,000
                                                                                        ------------
                  MEDICAL - BIOMEDICAL / GENETICS - 1.05%
      20,032            Affymetrix, Inc.*                                                    732,170
                                                                                        ------------
                  MEDICAL - DRUGS - 0.94%
      30,000            Priority Healthcare Corp., Class B*                                  653,100
                                                                                        ------------
                  MEDICAL LABS & TESTING SERVICE - 0.40%
      25,000            Specialty Labortories, Inc.*                                         276,000
                                                                                        ------------
                  NETWORKING PRODUCTS - 2.07%
      40,000            Anixter International, Inc.                                        1,439,600
                                                                                        ------------
                  OFFICE FURNISHINGS - ORIGINAL - 0.68%
      34,400            Steelcase, Inc., Class A                                             476,096
                                                                                        ------------
                  PAPER & RELATED PRODUCTS - 3.93%
      25,000            Bowater, Inc.                                                      1,099,250
      24,000            Temple-Inland, Inc.                                                1,641,600
                                                                                        ------------
                                                                                           2,740,850
                                                                                        ------------
                  PHARMACY SERVICES - 2.64%
      66,500            Accredo Health, Inc.*                                              1,843,380
                                                                                        ------------
                  PUBLISHING - PERIODICALS - 0.31%
      57,000            Primedia, Inc.*                                                      216,600
                                                                                        ------------
                  RADIO - 1.83%
      34,000            XM Satellite Radio Holdings, Inc., Class A*                        1,279,080
                                                                                        ------------


The accompanying notes are an integral part of these financial statements.

ADVANTAGE ADVISERS AUGUSTA FUND, L.L.C.
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

SHARES                                                                               DECEMBER 31, 2004
                                                                                       MARKET VALUE
                  COMMON STOCK (CONTINUED)
                  RETAIL - APPAREL / SHOES - 5.42%
      98,050            JOS. A. Bank Clothiers, Inc.*                           (a)      $ 2,774,815
      45,000            Pacific Sunwear of California, Inc.*                    (a)        1,001,700
                                                                                        ------------
                                                                                           3,776,515
                                                                                        ------------
                  RETAIL - AUTOMOBILE - 1.27%
      28,000            Group 1 Automotive, Inc.*                                            882,000
                                                                                        ------------
                  RETAIL - DISCOUNT - 6.11%
      55,000            Dollar General Corp.                                               1,142,350
      40,000            Dollar Tree Stores, Inc.*                                          1,150,800
      63,000            Family Dollar Stores, Inc.                              (a)        1,967,490
                                                                                        ------------
                                                                                           4,260,640
                                                                                        ------------
                  RETAIL - JEWELRY - 1.61%
      35,000            Tiffany & Co.                                                      1,118,950
                                                                                        ------------
                  RETAIL - MUSIC STORE - 2.65%
      35,000            Guitar Center, Inc.*                                               1,844,150
                                                                                        ------------
                  RETAIL - RESTAURANTS - 7.10%
      72,000            California Pizza Kitchen, Inc.*                                    1,656,000
      30,000            CBRL Group, Inc.                                                   1,255,500
      50,600            Panera Bread Company, - Class A*                        (a)        2,040,192
                                                                                        ------------
                                                                                           4,951,692
                                                                                        ------------
                  SEMICONDUCTOR COMPONENTS - INTEGRATED CIRCUITS - 1.59%
      30,000            Analog Devices, Inc.                                               1,107,600
                                                                                        ------------
                  TELECOMMUNICATIONS EQUIPMENT - 1.37%
      70,000            Andrew Corp.*                                                        954,100
                                                                                        ------------
                  TRANSPORT - EQUIPMENT & LEASING - 3.12%
      31,227            Amerco, Inc.*                                                      1,435,817
      25,000            GATX Corp.                                                           739,000
                                                                                        ------------
                                                                                           2,174,817
                                                                                        ------------
                  TRANSPORT - SERVICES - 5.83%
      38,000            Expeditors International Washington, Inc.                          2,123,440
      40,600            Ryder System, Inc.                                                 1,939,462
                                                                                        ------------
                                                                                           4,062,902
                                                                                        ------------


The accompanying notes are an integral part of these financial statements.

ADVANTAGE ADVISERS AUGUSTA FUND, L.L.C.
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

SHARES                                                                               DECEMBER 31, 2004
                                                                                       MARKET VALUE
                  COMMON STOCK (CONTINUED)
                  TRANSPORT - TRUCK - 1.42%
      43,800            Werner Enterprises, Inc.                                           $ 991,632
                                                                                        ------------
                  TRANSPORTATION - AIR FREIGHT - 2.30%
      32,000            CNF, Inc.                                               (a)        1,603,200
                                                                                        ------------
                  TOTAL COMMON STOCK (COST $56,651,789)                                 $ 61,409,638
                                                                                        ------------
                  WARRANTS - 0.00%
                  COMMERCIAL SERVICES - FINANCE - 0.00%
           1            NCO Group, Inc.*(1)                                                        0
                                                                                        ------------
                  MEDICAL - NURSING HOMES - 0.00%
           1            Sun Healthcare Group, Inc.*(2)                                             0
                                                                                        ------------
                  THERAPEUTICS - 0.00%
           1            CorAutus Genetics, Inc.*(3)                                                0
                                                                                        ------------
                  TOTAL WARRANTS (COST $2,595)                                                   $ 0
                                                                                        ------------

(1) The Company has the rights to purchase 4,460 common shares at $54.47 per share, expiring September 28, 2006.

(2) The Company has the rights to purchase 34,000 common shares at $12.65 per share, expiring February 13, 2009.

(3) The Company has the rights to purchase 20,000 common shares at $6.72 per share, expiring December 31, 2008.


The accompanying notes are an integral part of these financial statements.

ADVANTAGE ADVISERS AUGUSTA FUND, L.L.C.
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

CONTRACTS                                                                            DECEMBER 31, 2004
                                                                                       MARKET VALUE
                  PURCHASED OPTIONS - 0.00%
                  PUT OPTIONS - 0.00%
                  RETAIL - DISCOUNT - 0.00%
         250            Target Corp., 1/22/05, $47.50                                   $      1,250
                                                                                        ------------
                  TOTAL PUT OPTIONS (COST $51,455)                                      $      1,250
                                                                                        ------------

                  TOTAL PURCHASED OPTIONS (COST $51,455)                                       1,250
                                                                                        ------------

                  TOTAL INVESTMENTS (COST $56,705,839) - 88.12%                         $ 61,410,888
                                                                                        ------------

                  OTHER ASSETS, LESS LIABILITIES - 11.88% **                               8,278,289
                                                                                        ------------

                  NET ASSETS - 100.00%                                                  $ 69,689,177
                                                                                        ============

(a) Partially or wholly held in a pledged account by the Custodian as collateral for securities sold, not yet purchased.

*    Non-income producing security.

** Includes $11,265,188 invested in a PNC Bank Money Market Account, which is 16.16% of net assets.



                                                  DECEMBER 31, 2004
                                                    PERCENTAGE OF
INVESTMENT IN SECURITIES - BY INDUSTRY              NET ASSETS (%)
--------------------------------------              --------------
   Capacitors                                            0.42
   Chemicals - Specialty                                 2.89
   Commercial Banks - Central U.S.                       3.06
   Commercial Banks - Western U.S.                       3.89
   Commercial Services - Finance                         0.00
   Containers - Metal / Glass                            3.67
   Containers - Paper / Plastic                          3.83
   Cosmetics & Toiletries                                2.63
   Data Processing / Management                          1.32
   Electronic Components - Miscellaneous                 1.01
   Electronic Components - Semiconductors                3.62
   Electronic Parts Distribution                         1.00
   Food - Miscellaneous / Diversified                    2.10
   Hotels & Motels                                       0.78
   Instruments - Scientific                              0.65
   Lasers - Systems / Components                         1.59
   Machinery - Print Trade                               2.02
   Medical - Biomedical / Genetics                       1.05
   Medical - Drugs                                       0.94
   Medical - Nursing Homes                               0.00
   Medical Labs & Testing Service                        0.40
   Networking Products                                   2.07
   Office Furnishings - Original                         0.68
   Paper & Related Products                              3.93
   Pharmacy Services                                     2.64
   Publishing - Periodicals                              0.31
   Radio                                                 1.83
   Retail - Apparel / Shoes                              5.42
   Retail - Automobile                                   1.27
   Retail - Discount                                     6.11
   Retail - Jewelry                                      1.61
   Retail - Music Store                                  2.65
   Retail - Restaurants                                  7.10
   Semiconductor Components - Integrated Circuits        1.59
   Telecommunications Equipment                          1.37
   Therapeutics                                          0.00
   Transport - Equipment & Leasing                       3.12
   Transport - Services                                  5.83
   Transport - Truck                                     1.42
   Transportation - Air Freight                          2.30
                                                        -----
   Total Investment in Securities                       88.12
                                                        =====


The accompanying notes are an integral part of these financial statements.

ADVANTAGE ADVISERS AUGUSTA FUND, L.L.C.

SCHEDULE OF SECURITIES SOLD, NOT YET PURCHASED
--------------------------------------------------------------------------------

SHARES                                                                               DECEMBER 31, 2004
                                                                                        MARKET VALUE
                  SECURITIES SOLD, NOT YET PURCHASED - (22.00%)
                  APPLIANCES - (7.20%)
      98,300            Maytag Corp.                                                    $ (2,074,130)
      42,500            Whirlpool Corp.                                                   (2,941,425)
                                                                                        ------------
                                                                                          (5,015,555)
                                                                                        ------------
                  BATTERIES / BATTERY SYSTEMS - (2.44%)
      25,000            Energizer Holdings, Inc.                                          (1,242,250)
      15,000            Rayovac Corp.                                                       (458,400)
                                                                                        ------------
                                                                                          (1,700,650)
                                                                                        ------------
                  COMMERCIAL BANKS - SOUTHERN U.S. - (1.40%)
      20,000            Compass Bancshares, Inc.                                            (973,400)
                                                                                        ------------
                  FOOD - RETAIL - (0.30%)
      12,000            Kroger Co.                                                          (210,480)
                                                                                        ------------
                  INDEX FUND - LARGE CAP - (1.55%)
      27,000            Nasdaq-100 Index Tracking Stock                                   (1,077,705)
                                                                                        ------------
                  INTERNET INFRASTRUCTURE EQUIPMENT - (1.51%)
      26,000            Avocent Corp.                                                     (1,055,860)
                                                                                        ------------
                  MEDICAL PRODUCTS - (3.14%)
      19,000            Biomet, Inc.                                                        (824,410)
      17,000            Zimmer Holdings, Inc.                                             (1,362,040)
                                                                                        ------------
                                                                                          (2,186,450)
                                                                                        ------------
                  OIL REFINING & MARKETING - (0.78%)
      12,000            Valero Energy Corp.                                                 (544,800)
                                                                                        ------------
                  PHARMACY SERVICES - (1.27%)
      22,500            Caremark Rx, Inc.                                                   (887,175)
                                                                                        ------------
                  RETAIL - REGIONAL DEPARTMENT STORES - (1.31%)
      34,000            Dillard's, Inc., Class A                                            (913,580)
                                                                                        ------------
                  RETAIL - RESTAURANTS - (0.63%)
      15,000            Landry's Restaurants, Inc.                                          (435,900)
                                                                                        ------------
                  SEMICONDUCTOR EQUIPMENT - (0.47%)
      20,000            Photronics, Inc.                                                    (330,000)
                                                                                        ------------
                  TOTAL SECURITIES SOLD, NOT YET PURCHASED (PROCEEDS $13,122,981)       $(15,331,555)
                                                                                        ============


The accompanying notes are an integral part of these financial statements.

ADVANTAGE ADVISERS AUGUSTA FUND, L.L.C.

--------------------------------------------------------------------------------

                                                    DECEMBER 31, 2004
                                                      PERCENTAGE OF
SECURITIES SOLD, NOT YET PURCHASED - BY INDUSTRY      NET ASSETS (%)
------------------------------------------------      --------------
   Appliances                                             (7.20)
   Batteries / Battery Systems                            (2.44)
   Commercial Banks - Southern U.S.                       (1.40)
   Food - Retail                                          (0.30)
   Index Fund - Large Cap                                 (1.55)
   Internet Infrastructure Equipment                      (1.51)
   Medical Products                                       (3.14)
   Oil Refining & Marketing                               (0.78)
   Pharmacy Services                                      (1.27)
   Retail - Regional Department Stores                    (1.31)
   Retail - Restaurants                                   (0.63)
   Semiconductor Equipment                                (0.47)
                                                         ------
   Total Securities Sold, Not Yet Purchased              (22.00)
                                                         ======


The accompanying notes are an integral part of these financial statements.

ADVANTAGE ADVISERS AUGUSTA FUND, L.L.C.

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                                                                                   YEAR ENDED
                                                                                DECEMBER 31, 2004
INVESTMENT INCOME
    Interest                                                                        $    358,722
    Dividends, net of withholding taxes of $687                                          350,038
                                                                                    ------------
                                                                                         708,760
                                                                                    ------------
EXPENSES
    Administration fees                                                                  879,263
    Legal fees                                                                           234,472
    Audit and tax fees                                                                   159,513
    Dividends on securities sold, not yet purchased                                      156,803
    Accounting and investor services fees                                                141,202
    Prime broker fees                                                                    138,422
    Custodian fees                                                                       102,477
    Printing expense                                                                      75,133
    Insurance expense                                                                     57,584
    Board of Managers' fees and expenses                                                  41,248
    Registration expense                                                                  12,760
    Miscellaneous                                                                         34,044
                                                                                    ------------
      TOTAL EXPENSES                                                                   2,032,921
                                                                                    ------------
        NET INVESTMENT LOSS                                                           (1,324,161)
                                                                                    ------------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS
  REALIZED GAIN (LOSS) ON INVESTMENTS:
    Investment securities                                                              3,513,266
    Written options                                                                      282,433
    Securities sold, not yet purchased                                                    16,660
    Futures                                                                              (16,151)
    Forwards                                                                            (469,137)
                                                                                    ------------
      NET REALIZED GAIN ON INVESTMENTS                                                 3,327,071
NET CHANGE IN UNREALIZED DEPRECIATION ON INVESTMENTS                                 (12,433,765)
                                                                                    ------------

      NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS                                 (9,106,694)
                                                                                    ------------
      NET DECREASE IN MEMBERS' CAPITAL DERIVED FROM INVESTMENT ACTIVITIES           $(10,430,855)
                                                                                    ============


The accompanying notes are an integral part of these financial statements.

ADVANTAGE ADVISERS AUGUSTA FUND, L.L.C.

STATEMENTS OF CHANGES IN MEMBERS' CAPITAL
--------------------------------------------------------------------------------

                                              GENERAL           LIMITED
                                              PARTNER           PARTNERS           TOTAL
                                            ------------      ------------      ------------
PARTNERS' CAPITAL,
  DECEMBER 31, 2002                         $    646,273      $ 71,554,174      $ 72,200,447
                                            ------------      ------------      ------------
FROM INVESTMENT ACTIVITIES
  Net investment income (loss)                       751          (175,233)         (174,482)
  Net realized gain on investments                41,057         4,551,522         4,592,579
  Net change in unrealized appreciation
    on investments                                64,227         7,092,832         7,157,059
  Incentive allocation                                --                --                --
                                            ------------      ------------      ------------
    NET INCREASE IN PARTNERS' CAPITAL
      DERIVED FROM INVESTMENT
        ACTIVITIES                               106,035        11,469,121        11,575,156
PARTNERS' CAPITAL TRANSACTIONS
  Capital contributions                               --           106,078           106,078
  Capital Withdrawals                                 --                --                --
                                            ------------      ------------      ------------
    NET INCREASE IN PARTNERS' CAPITAL
      DERIVED FROM INVESTMENT
        TRANSACTIONS                                  --           106,078           106,078
                                            ------------      ------------      ------------
PARTNERS' CAPITAL, MAY 8, 2003*             $    752,308      $ 83,129,373      $ 83,881,681
                                            ============      ============      ============



                                              SPECIAL
                                              ADVISORY
                                               MEMBER            MEMBERS           TOTAL
                                            ------------      ------------      ------------
MEMBERS' CAPITAL, MAY 8, 2003               $         --      $ 83,881,681      $ 83,881,681
                                            ------------      ------------      ------------
FROM INVESTMENT ACTIVITIES
  Net investment loss                                 --          (507,744)         (507,744)
  Net realized gain on investments                    --        24,131,662        24,131,662
  Net change in unrealized appreciation
    on investments                                    --         2,023,869         2,023,869
  Incentive allocation                           254,605          (254,605)               --
                                            ------------      ------------      ------------
    NET INCREASE IN MEMBERS' CAPITAL
      DERIVED FROM INVESTMENT
        ACTIVITIES                               254,605        25,393,182        25,647,787
                                            ------------      ------------      ------------
MEMBERS' CAPITAL TRANSACTIONS
  Capital contributions                               --         1,800,500         1,800,500
  Capital withdrawals                           (254,605)      (15,369,516)      (15,624,121)
                                            ------------      ------------      ------------
    NET DECREASE IN MEMBERS' CAPITAL
      DERIVED FROM CAPITAL
        TRANSACTIONS                            (254,605)      (13,569,016)      (13,823,621)
                                            ------------      ------------      ------------
MEMBERS' CAPITAL, DECEMBER 31, 2003         $         --      $ 95,705,847      $ 95,705,847
                                            ============      ============      ============


FROM INVESTMENT ACTIVITIES
  Net investment loss                                 --        (1,324,161)       (1,324,161)
  Net realized gain on investments                    --         3,327,071         3,327,071
  Net change in unrealized depreciation
    on investments                                    --       (12,433,765)      (12,433,765)
  Incentive allocation                            13,315           (13,315)               --
                                            ------------      ------------      ------------
    NET INCREASE (DECREASE) IN MEMBERS'
      CAPITAL DERIVED FROM INVESTMENT
      ACTIVITIES                                  13,315       (10,444,170)      (10,430,855)
                                            ------------      ------------      ------------
MEMBERS' CAPITAL TRANSACTIONS
  Capital contributions                               --         4,473,688         4,473,688
  Capital withdrawals                            (13,315)      (20,046,188)      (20,059,503)
                                            ------------      ------------      ------------
    NET DECREASE IN MEMBERS' CAPITAL
      DERIVED FROM CAPITAL TRANSACTIONS          (13,315)      (15,572,500)      (15,585,815)
                                            ------------      ------------      ------------
MEMBERS' CAPITAL, DECEMBER 31, 2004         $         --      $ 69,689,177      $ 69,689,177
                                            ============      ============      ============



*The Company converted from a limited partnership to a limited liability company after the close of business on May 8, 2003.

The accompanying notes are an integral part of these financial statements.

ADVANTAGE ADVISERS AUGUSTA FUND, L.L.C.

NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 2004
--------------------------------------------------------------------------------

     1.  ORGANIZATION

         Advantage Advisers Augusta Fund, L.L.C. (the "Company") was organized under the Delaware Revised Uniform Limited Partnership Act on May 30, 1996. Effective May 9, 2003 pursuant to the approval of its Limited Partners, the Company was converted to a Delaware limited liability company. At such time, the general partner's interest was converted to a member interest and a Special Advisory Account was established for the investment adviser. The Company is registered under the Investment Company Act of 1940, as amended, (the "Act") as a closed-end, non-diversified management investment company. The Company's term is perpetual, unless the Company is otherwise terminated under the terms of its Limited Liability Company Agreement dated as of June 5, 2003.

         The Company's investment objective is to achieve capital appreciation. It pursues this objective by investing in corporate equity and debt securities, using a value- and growth-based approach to security selection. The Company invests principally in equity securities of publicly-traded U.S. companies, including common stocks and other securities having equity characteristics, such as convertible bonds, convertible preferred stocks and stock options. The Company also may invest in corporate or government bonds and various types of derivatives securities, including futures, forwards, index options and warrants. It also may invest in equity and debt securities, bonds and other fixed-income securities of foreign issuers.

         Responsibility for the overall management and supervision of the operations of the Company is vested in the Board of Managers of the Company ("Board of Managers"). There are four members of the Board of Managers. Since September 1, 2004, the Company's investment adviser has been Advantage Advisers Management, L.L.C., a Delaware limited liability company (the "Adviser"). The Adviser is a subsidiary of Oppenheimer Asset Management Inc. ("OAM") and an affiliate of Oppenheimer & Co. Inc. ("Oppenheimer"). The Adviser is responsible for managing the Company's investment activities pursuant to an investment advisory agreement dated December 8, 2004 (the "New Advisory Agreement"). OAM is the managing member and controlling person of the Adviser, and Eden Capital Management Partners L.P. ("ECM") is a non-managing member of the Adviser. Investment professionals employed by ECM manage the Company's investment portfolio on behalf of and under the supervision of the Adviser.

         Effective August 31, 2004, the Board of Managers terminated the Company's prior investment advisory agreement with the Company's former investment adviser, Augusta Management, L.L.C. At such time, Augusta Management, L.L.C. ceased to serve as the Company's investment adviser, and employees of Ardsley Advisory Partners ("Ardsley"), the non-managing member of Augusta Management, L.L.C., ceased to manage the Company's portfolio. The Board of Managers approved an interim investment advisory agreement between the Company and Advantage Advisers Management, L.L.C., pursuant to which the Adviser, effective September 1, 2004, would act as the Company's investment adviser for a period of up to 150 days or until the approval of the New Advisory Agreement by the Company's Members. The Board of Managers also approved the New Advisory Agreement with the Adviser that would become effective upon its approval by the Company's Members. On December 8, 2004, the Members of the Company approved the New Advisory Agreement.

ADVANTAGE ADVISERS AUGUSTA FUND, L.L.C.

--------------------------------------------------------------------------------

     1.  ORGANIZATION (CONTINUED)

         The acceptance of initial and additional capital contributions from Members is subject to approval by the Board of Managers. The Company may from time to time offer to repurchase interests pursuant to written tenders by Members. Such repurchases will be made at such times and on such terms as may be determined by the Board of Managers, in their discretion. The Adviser expects that, generally, it will recommend to the Board of Managers that the Company offer to repurchase interests from Members once each year effective as of the end of each such year. In 2004, in connection with the change in investment adviser, the Board of Managers authorized an offer to purchase interests from Members as of August 31, 2004.

         Generally, except as provided under applicable law, a Member shall not be liable for the Company's debts, obligations and liabilities in any amount in excess of the capital account balance of such Member, plus such Member's share of undistributed profits and assets.

     2.  SIGNIFICANT ACCOUNTING POLICIES

         The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires the Adviser to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. The Adviser believes that the estimates utilized in preparing the Company's financial statements are reasonable and prudent; however, actual results could differ from these estimates.

         a.  REVENUE RECOGNITION

         Securities transactions, including related revenue and expenses, are recorded on a trade-date basis, and dividends are recorded on the ex-dividend date, net of applicable withholding taxes. Interest income and expense are recorded on the accrual basis. Premiums and discounts on fixed income securities are amortized using the effective interest rate method.

         b.  PORTFOLIO VALUATION

         The Company's securities are valued in accordance with policies adopted by the Board of Managers, which are summarized below.

         (i) Domestic exchange traded securities (other than options and those securities traded on the NASDAQ) shall be valued:

             (1) at  their  last  composite  sale  prices  as  reported  on  the exchanges where those securities are traded; or

             (2) If no sales of those  securities  are  reported on a particular day, the securities are valued based upon their composite bid prices for securities held long, or their composite asked prices for securities sold, not yet purchased, as reported by those exchanges.

ADVANTAGE ADVISERS AUGUSTA FUND, L.L.C.

--------------------------------------------------------------------------------

     2.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

         b.   PORTFOLIO VALUATION (CONTINUED)

         (ii) Securities traded on NASDAQ shall be valued:

              (1) at the NASDAQ  Official  Closing Price ("NOCP")  (which is the last trade price at or before 4:00 PM (Eastern Time) adjusted up to NASDAQ's best offer price if the last traded price is below such bid and down to NASDAQ's best offer price if the last trade is above such offer price); or

              (2) if no NOCP is available,  at the last sale price on the NASDAQ prior to the calculation of the net asset value of the Company; or

              (3) if no sale is shown on NASDAQ, at the bid price; or

              (4) if no sale is shown and no bid price is  available,  the price will be deemed "stale" and the value will be determined in accordance with the fair valuation procedures set forth herein.

         Securities traded on a foreign securities exchange will be valued at their last sale prices on the exchange where such securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices (in the case of securities held long) or asked prices (in the case of securities sold, not yet purchased) as reported by such exchange. Listed options will be valued using last sales prices as reported by the exchange with the highest reported daily volume for such options or, in the absence of any sales on a particular day, purchased and written options will be valued at their bid or ask prices, respectively as reported by the exchange with the highest volume on the last day a trade was reported. Other securities for which market quotations are readily available will be valued at their bid prices respectively (or asked prices in the case of securities sold, not yet purchased) as obtained from one or more dealers making markets for such securities. If market quotations are not readily available, securities and other assets will be valued at fair value as determined in good faith by, or under the supervision of, the Board of Managers.

         Debt securities will be valued in accordance with the procedures described above, which with respect to such securities may include the use of valuations furnished by a pricing service, which employs a matrix to determine valuation for normal institutional size trading units, or consultation with brokers and dealers in such securities. The Board of Managers will periodically monitor the reasonableness of valuations provided by any such pricing service. Debt securities with remaining maturities of 60 days or less will, absent unusual circumstances, be valued at amortized cost, so long as such valuation is determined by the Board of Managers to represent fair value.

ADVANTAGE ADVISERS AUGUSTA FUND, L.L.C.

--------------------------------------------------------------------------------

     2.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

         b.  PORTFOLIO VALUATION (CONTINUED)

         The Company may enter into transactions in financial futures, foreign exchange options and foreign currency forward contracts that are used for hedging and non-hedging purposes. These contracts are valued at fair value with the resulting gains and losses included in realized gain on investments.

         Futures and forward contracts and options thereon, which are traded on commodities exchanges, are valued at their settlement value as of the close of such exchanges.

         The Company did not hold any financial futures, foreign exchange options or foreign currency forward contracts at December 31, 2004.

         All assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates provided by a pricing service compiled as of 4:00 p.m. London time. Trading in foreign securities generally is completed, and the values of such securities are determined, prior to the close of securities markets in the U.S. Foreign exchange rates are also determined prior to such close. On occasion, the values of such securities and exchange rates may be affected by events occurring between the time as of which determination of such values or exchange rates are made and the time as of which the net asset value of the Company is determined. When such events materially affect the values of securities held by the Company or its liabilities, such securities and liabilities will be valued at fair value as determined in good faith by, or under the supervision of, the Board of Managers.

         Fair value shall take into account the relevant factors and surrounding circumstances, which may include: (i) the nature and pricing history (if any) of the security or other investment; (ii) whether any dealer quotations are available; (iii) possible valuation methodologies that could be used to determine fair value; (iv) the recommendation of the Adviser with respect to the valuation; (v) whether the same or similar securities or other investments are held by other accounts or other funds managed by the Adviser and the valuation method used by the Adviser with respect thereto; (vi) the extent to which the fair value to be determined will result from the use of data or formulae produced by third parties independent of the Adviser; and (vii) the liquidity or illiquidity of the market for the security or other investment.

         c.  CASH EQUIVALENTS

         The Company treats all highly-liquid financial instruments that mature within three months of the time of purchase as cash equivalents. At December 31, 2004, $11,265,188 in cash equivalents was held at PNC Bank.

ADVANTAGE ADVISERS AUGUSTA FUND, L.L.C.

--------------------------------------------------------------------------------

     2.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

         d.  INCOME TAXES

         No provision for the payment of Federal, state or local income taxes on the profits of the Company is made as the Members are individually liable for the income taxes on their share of the Company's income.

         The Company reclassified ($1,324,161) and $3,327,071 from accumulated net investment loss and accumulated net realized gain on investments, respectively, to net capital contributions during the year ended December 31, 2004. This reclassification is a result of permanent book to tax differences to reflect, as an adjustment to net capital contributions, the amounts of taxable loss and net realized gain on investments that have been allocated to the Company's Members and had no effect on net assets.

     3.  ADMINISTRATION FEE, RELATED PARTY TRANSACTIONS AND OTHER

         Oppenheimer provides certain management and administrative services to the Company including, among other things, providing office space and other support services. In exchange for such services, the Company pays Oppenheimer a monthly administration fee of 0.08333% (1% on an annualized basis) of the Company's net assets determined as of the beginning of the month.

         During the year ended December 31, 2004, Oppenheimer earned $45,326 in brokerage commissions from portfolio transactions executed on behalf of the Company.

         Prior to May 9, 2003, net profits or net losses of the Partnership for each fiscal period were allocated among and credited to or debited against the capital accounts of all partners as of the last day of each fiscal period in accordance with the partners' respective partnership percentages for the fiscal period. At the end of the twelve month period following the admission of a limited partner to the Partnership and, generally, at the end of each fiscal year thereafter, the general partner of the Partnership was entitled to an incentive allocation of 20% of net profits, if any, that had been credited to the capital account of such limited partner during such period. The incentive allocation was charged to a limited partner only to the extent that cumulative net profits with respect to such limited partner through the close of any period exceeded the highest level of cumulative net profits with respect to such limited partner through the close of any prior period.

         On and after May 9, 2003, net profits or net losses of the Company for each fiscal period are allocated among and credited to or debited against the capital accounts of all Members (except the Special Advisory Member) as of the last day of each fiscal period in accordance with Members' respective investment percentages for the fiscal period. The Adviser, in its capacity as the Special Advisory Member of the Company, is entitled to receive an incentive allocation (the "Incentive Allocation"), charged to the capital account of each Member as of the last day of each allocation period, of 20% of the amount by which net profits, if any, exceed the positive balance in the Member's "loss recovery account." The

ADVANTAGE ADVISERS AUGUSTA FUND, L.L.C.

--------------------------------------------------------------------------------

     3.  ADMINISTRATION FEE, RELATED PARTY TRANSACTIONS AND OTHER (CONTINUED)

         Incentive Allocation is credited to the Special Advisory Account of the Adviser. By the last business day of the month following the date on which an Incentive Allocation is made, the Adviser may withdraw up to 100% of the Incentive Allocation that was credited to the Special Advisory Account with respect to the allocation period. During the year ended December 31, 2004, Incentive Allocations of $13,315 were credited to the Special Advisory Account.

         At December 31, 2004, the Adviser had an investment in the Company amounting to $304,441, and is included in Members' Capital.

         Each member of the Board of Managers (each a "Manager") who is not an "interested person" of the Company, as defined by the Act, receives an annual retainer of $5,000 plus a fee for each meeting attended. Managers who are "interested persons" do not receive any annual or other fee from the Company. Managers who are not "interested persons" are reimbursed by the Company for all reasonable out-of-pocket expenses incurred by them in performing their duties.

         PFPC Trust Company (the "Custodian") serves as custodian of the Company's assets.

         PFPC Inc. ("PFPC") serves as accounting and investor services agent to the Company and in that capacity provides certain accounting, recordkeeping, tax and investor related services. The Company pays PFPC an administration fee based primarily on the average net assets of the Company as of the last day of each month, payable monthly, subject to a minimum annual fee.

         Oppenheimer acts as the non-exclusive placement agent for the Company, without special compensation from the Company, and bears costs associated with its activities as placement agent. However, the placement agent is entitled to charge a sales commission of up to 3% (up to 3.1% of the amount invested) in connection with a purchase of interests, at its discretion. For the year ended December 31, 2004, sales commissions earned by Oppenheimer amounted to $200.

     4.  INDEMNIFICATIONS

         The Company has entered into several contracts that contain routine indemnification clauses. The Company's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred. However, based on experience, the Company expects the risk of loss to be remote.

     5.  SECURITIES TRANSACTIONS

         Aggregate purchases and sales of investment securities, excluding short-term securities, for the year ended December 31, 2004, amounted to $295,877,432 and $313,789,543, respectively.

         At  December  31,  2004,  the  aggregate  cost for  Federal  income tax
         purposes  of  portfolio   investments  and  securities  sold,  not  yet
         purchased is $56,177,691 and $12,026,644, respectively.

ADVANTAGE ADVISERS AUGUSTA FUND, L.L.C.

--------------------------------------------------------------------------------

     5.  SECURITIES TRANSACTIONS (CONTINUED)

         For Federal income tax purposes, at December 31, 2004, accumulated net unrealized appreciation on investments was $1,928,286, consisting of $5,205,180 gross unrealized appreciation and $3,276,894 gross unrealized depreciation.

         Due from broker primarily represents proceeds from securities sold, not yet purchased, net of unsettled trades, and excess cash, held at the prime broker as of December 31, 2004.

     6.  SHORT-TERM BORROWINGS

         The Company has the ability to trade on margin and, in that connection, borrow funds from brokers and banks for investment purposes. Trading in equity securities on margin involves an initial cash requirement representing at least 50% of the underlying security's value with respect to transactions in U.S. markets and varying percentages with respect to transactions in foreign markets. The Act requires the
         Company  to  satisfy  an  asset  coverage  requirement  of  300% of its indebtedness, including amounts borrowed, measured at the time the Company incurs the indebtedness. The Company pays interest on outstanding margin borrowings at an annualized rate of LIBOR plus 0.875%. The Company pledges securities as collateral for the margin borrowings, which are maintained in a segregated account held by the Custodian. As of and for the year ended December 31, 2004, the Company had no outstanding margin borrowings.

     7. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK OR CONCENTRATIONS OF CREDIT RISK

         In the normal course of business, the Company may trade various financial instruments and enter into various investment activities with off-balance sheet risk. These financial instruments include forward and futures contracts, options and sales of securities sold, not yet purchased. Generally, these financial instruments represent future commitments to purchase or sell other financial instruments at specific terms at future dates. Each of these financial instruments contains varying degrees of off-balance sheet risk whereby changes in the market value of the securities underlying the financial instruments may be in excess of the amounts recognized in the statement of assets, liabilities and members' capital.

         The Company maintains cash in bank deposit accounts which, at times, may exceed Federally insured limits. The Company has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such bank deposits.

         The Company may enter into forward contracts for the purchase or sale of a specific security or commodity at a fixed price on a future date as a hedge against either specific transactions or portfolio positions. The Company may also purchase and sell forward contracts to seek to increase total return. All commitments are "marked-to-market" daily at the applicable contract price and any resulting unrealized gains or losses are recorded in the Company's financial statements. The Company records realized gains or losses at the time a forward contract is offset by entry into a closing transaction or extinguished by delivery of the contract. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the security or commodity.

ADVANTAGE ADVISERS AUGUSTA FUND, L.L.C.

--------------------------------------------------------------------------------

     7. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK OR CONCENTRATIONS OF CREDIT RISK (CONTINUED)

         The Company's foreign exchange trading activities involve the purchase and sale (writing) of foreign exchange options having various maturity dates. The Company may seek to limit its exposure to foreign exchange rate movements by hedging such option positions with foreign exchange positions in spot currency, futures and forward contracts. Using financial futures contracts involves various market risks. The maximum amount of risk from the purchase of a futures contract is the contract value. At December 31, 2004, the Company had no foreign spot currency, forward contracts, futures or options outstanding.

         Securities sold, not yet purchased represents obligations of the Company to deliver specified securities and thereby creates a liability to purchase such securities in the market at prevailing prices. Accordingly, these transactions result in off-balance sheet risk, as the Company's ultimate obligation to satisfy the sale of securities sold, not yet purchased may exceed the amount indicated in the statement of assets, liabilities and members' capital.

         The risk associated with purchasing an option is that the Company pays a premium whether or not the option is exercised. Additionally, the Company bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for the same manner as investment securities.

         When the Company writes an option, the premium received by the Company is recorded as a liability and is subsequently adjusted to the current market value of the option written. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Company has realized a gain or loss. In writing an option, the Company bears the market risk of an unfavorable change in the price of the security, index or currency underlying the written option. Exercise of an option written by the Company could result in the Company selling or buying a security or currency at a price different from the current market value.

ADVANTAGE ADVISERS AUGUSTA FUND, L.L.C.

--------------------------------------------------------------------------------

     7. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK OR CONCENTRATIONS OF CREDIT RISK (CONTINUED)

         During the year ended December 31, 2004, transactions in written options were as follows:

                                                        CALL OPTIONS                        PUT OPTIONS
                                              --------------------------------   --------------------------------
                                                  NUMBER                             NUMBER
                                               OF CONTRACTS         PREMIUM       OF CONTRACTS         PREMIUM
                                              --------------    --------------   --------------    --------------
         Beginning balance                            2,640      $   362,098             3,350      $   529,850

         Options written                             11,405        2,146,957            11,335          900,593

         Options closed                              (7,335)      (1,928,107)          (13,610)      (1,346,820)

         Options exercised                           (1,110)        (165,668)               --               --

         Options expired                             (5,750)        (415,280)           (1,075)         (83,623)

         Options split                                  150               --                --               --
                                              --------------    --------------   --------------    --------------
         Written options outstanding
           at December 31, 2004                          --    $          --                --    $          --
                                              ==============    ==============   ==============    ==============

ADVANTAGE ADVISERS AUGUSTA FUND, L.L.C.

--------------------------------------------------------------------------------

     8.  FINANCIAL HIGHLIGHTS

         The following represents the ratios to average net assets and other supplemental information for each period end indicated:

                                                                              YEAR ENDED
                                        -------------------------------------------------------------------------------------------
                                        DECEMBER 31,      DECEMBER 31,        DECEMBER 31,         DECEMBER 31,        DECEMBER 31,
                                            2004+             2003                2002                 2001                2000
                                        ------------      ------------        ------------         ------------        ------------
Net assets, end of period
  (000s)                                  $69,689           $95,706             $72,200             $130,447            $152,013
Ratio of net investment
  loss to average net
    assets**                               (1.51%)           (0.80%)             (0.92%)              (0.14%)             (0.13%)
Ratio of expenses to
  average net assets**                      2.32%             1.99%               1.84%                1.92%               1.80%
Ratio of incentive
  allocation to average
    net assets                              0.02%             0.30%                  0%+                  0%               0.11%
Total return--gross*                      (10.32%)           52.98%             (24.40%)              (0.03%)            (13.94%)
Total return--net*                        (10.32%)           42.38%             (24.40%)              (0.03%)            (13.94%)
Portfolio turnover                           454%              605%                686%                 662%                534%
Average debt ratio                            N/A               N/A                 N/A                  N/A               0.24%

     * Total return assumes a purchase of an interest in the Company on the first day of the period and a sale of the interest on the last day of the period noted, gross/net of incentive allocation to the Special Advisory Member, if any, and does not include any applicable sales charges imposed by the placement agent. Prior years' returns have been adjusted to conform to the current year's presentation.

     ** Ratios do not reflect the effects of incentive allocation to the Special Advisory Member, if any.

     N/A Not applicable

     + Effective September 1, 2004, Advantage Advisers Management, L.L.C. became the Company's investment adviser.

     +   Less than 0.01%.

ADVANTAGE ADVISERS AUGUSTA FUND, L.L.C.

--------------------------------------------------------------------------------

     9.  SUBSEQUENT EVENTS

         Subsequent to December 31, 2004 and through February 18, 2005, the Company received initial and additional capital contributions from Members of $5,966,682.

         At a meeting held on February 18, 2005, the Board of Managers, based on the recommendation of the Adviser, approved an offer by the Company to repurchase up to 50% of the Company's outstanding interests pursuant to a written tender from Members at a price equal to their net asset value as of March 31, 2005. It is anticipated that the tender offer period will begin on Wednesday, March 2, 2005 and end at 12:00 midnight, Eastern Time, Wednesday, March 30, 2005.

ADVANTAGE ADVISERS AUGUSTA FUND, L.L.C.

SUPPLEMENTAL INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

I.       RESULTS OF SPECIAL MEETINGS OF MEMBERS

The Company held a Special Meeting of the Members on December 8, 2004. At this meeting, the Members elected each of the nominees proposed for election to the Company's Board of Managers and approved the Investment Advisory Agreement between the Company and Advantage Advisers Management, L.L.C. The following provides information concerning the matters voted on at the meeting.

         ELECTION OF MANAGERS OF THE COMPANY

                                                                                VOTES          NON-VOTING      INTERESTS OF
         NOMINEE                                            VOTES FOR          WITHHELD         INTERESTS         RECORD
         -------                                           -----------        ----------       -----------      -----------
         Lawrence K. Becker                                $36,889,783        $1,628,629       $27,362,059      $65,880,471
         Sol Gittleman                                     $36,889,783        $1,628,629       $27,362,059      $65,880,471
         Luis Rubio                                        $36,889,783        $1,628,629       $27,362,059      $65,880,471
         Janel L. Schinderman                              $36,889,783        $1,628,629       $27,362,059      $65,880,471

                                                                                 VOTES         NON-VOTING      INTERESTS OF
                                                            VOTES FOR           AGAINST         INTERESTS         RECORD
                                                           -----------        ----------       -----------      -----------
         PROPOSAL 1-INVESTMENT
           ADVISORY AGREEMENT                              $36,889,784        $1,303,913       $27,686,774      $65,880,471

II.      PROXY VOTING

         A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by calling Oppenheimer Asset Management Inc. collect at 212-667-4225 and at the Securities and Exchange Commission's ("SEC"'s) website at http://www.sec.gov.

         Information regarding how the Company voted proxies relating to portfolio securities during the period from inception through June 30, 2004 is available, without charge, upon request, by calling Oppenheimer Asset Management Inc. collect at 212-667-4225 and at the SEC's website at http://www.sec.gov.

III.     PORTFOLIO HOLDINGS

         The Company files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Company's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ADVANTAGE ADVISERS AUGUSTA FUND, L.L.C.

COMPANY MANAGEMENT (UNAUDITED)
--------------------------------------------------------------------------------

NAME, ADDRESS AND AGE         POSITION(S) HELD      PRINCIPAL OCCUPATION(S)
                              WITH THE COMPANY      DURING PAST 5 YEARS, NUMBER OF PORTFOLIOS OVERSEEN IN COMPANY COMPLEX
                              AND LENGTH OF         AND OTHER DIRECTORSHIPS HELD
                              TIME SERVED

LAWRENCE BECKER               Manager since         Private investor in real estate investment  management  concerns.  From February
                              October 2003.         2000  through  June  2003,  he was Vice  President  -  Controller/Treasurer  for
c/o Oppenheimer Asset                               National   Financial   Partners,   which   specializes  in  financial   services
Management Inc.                                     distribution.   Prior  to  that,   Mr.   Becker  was  a   Managing   Director  -
200 Park Avenue                                     Controller/Treasurer  of  Oppenheimer  Capital  and its Quest  for Value  Funds.
New York, NY 10166                                  (Oppenheimer  Capital is not affiliated with Oppenheimer Asset Management Inc.).
Age: 49                                             Mr.  Becker is a licensed  CPA. He serves as the  treasurer of The France Growth
                                                    Fund, Inc. Mr. Becker is a  Manager/Trustee  of ten other registered  investment companies advised by the Adviser or its affiliates.

SOL GITTLEMAN                 Manager since         The  Alice  and  Nathan  Gantcher  University  Professor  at  Tufts  University;
                              May 2003.             previously  served as Senior Vice President and Provost of Tufts University from
c/o Oppenheimer Asset                               1981-2001.  He is also a  Director/Manager/Trustee  of  three  other  registered
Management Inc.                                     investment companies advised by the Adviser or one of its affiliates.
200 Park Avenue
New York, NY 10166
Age: 70

ADVANTAGE ADVISERS AUGUSTA FUND, L.L.C.

COMPANY MANAGEMENT (UNAUDITED)
--------------------------------------------------------------------------------

NAME, ADDRESS AND AGE         POSITION(S) HELD      PRINCIPAL OCCUPATION(S)
                              WITH THE COMPANY      DURING PAST 5 YEARS, NUMBER OF PORTFOLIOS OVERSEEN IN COMPANY COMPLEX
                              AND LENGTH OF         AND OTHER DIRECTORSHIPS HELD
                              TIME SERVED

LUIS RUBIO                    Manager since         President,  of Centro de  Investigation  Para el  Desarrollo,  A.C.  (Center  of
                              May 2003.             Research  Development)  (2000 to present) and Director of the same  organization
c/o Oppenheimer Asset                               1984 to 2000;  Adjunct Fellow,  Center for Strategic and  International  Studies
Management Inc.                                     (1993 to present); Member, Advisory Board of the National Council of Science and
200 Park Avenue                                     Technology of Mexico (1989 to 2000); Director, Human Rights Commission of Mexico
New York, NY 10166                                  City (1994 to 2002). He is a  Director/Manager/Trustee  of ten other  registered
Age: 49                                             investment companies advised by the Adviser or one of its affiliates.  From 1991 to 1993, Dr. Rubio was a Director of Banco National de Mexico S.A.

JANET L. SCHINDERMAN          Manager since         Associate  Dean for Special  Projects and  Secretary to the Board of  Overseers,
                              May 2003.             Columbia  Business  School  of  Columbia  University  (1990  to  present).   Ms.
c/o Oppenheimer Asset                               Schinderman  is also a  Manager/Trustee  of eight  other  registered  investment
Management Inc.                                     companies  advised by the Adviser or one of its  affiliates.  From 1987 to 1990,
200 Park Avenue                                     she served as Executive  Assistant to the President at the Illinois Institute of
New York, NY 10166                                  Technology.
Age: 53

ITEM 2. CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

     (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee, Mr. Lawrence Becker, and that Mr. Becker is "independent." Mr. Becker was elected as a non-interested Director of the registrant and as Chairman of the Audit Committee at a meeting of the board of directors held on October 29, 2003.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

AUDIT FEES

     (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $97,000 for 2003 and $103,000 for 2004.

AUDIT-RELATED FEES

     (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $3,500 for 2003 and $3,500 for 2004. Such services provided related to the review of the registrant's semi-annual report.

TAX FEES

     (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $41,000 for 2003 and $46,960 for 2004. Such services included tax compliance services provided to the registrant.

ALL OTHER FEES

     (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2003 and $0 for 2004.

     (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

                The registrant's Audit Committee Charter provides that the Audit Committee shall pre-approve, to the extent required by applicable law, all audit and non-audit services that the registrant's independent auditors provide to the registrant and
                (ii) all non-audit services that the registrant's independent auditors provide to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the registrant's investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant; provided that the Committee may implement policies and procedures by which such services are approved other than by the full Committee prior to their ratification by the Committee.

     (e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

                    (b)  100%

                    (c)  100%

                    (d) N/A

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than zero percent (0%).

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $183,500 for 2003 and $1,597,534 for 2004.

     (h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.


ITEM 6. SCHEDULE OF INVESTMENTS

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.




                           ADVANTAGE ADVISERS, L.L.C.
                      ADVANTAGE ADVISERS MANAGEMENT, L.L.C.
                    ADVANTAGE ADVISERS MULTI-MANAGER, L.L.C.
              ADVANTAGE ADVISERS PRIVATE EQUITY MANAGEMENT, L.L.C.
                            TROON MANAGEMENT, L.L.C.
                      OPPENHEIMER CATALYST MANAGEMENT, L.P.



                      PROXY VOTING POLICIES AND PROCEDURES

INTRODUCTION

   CHAPTER 1 BOARD OF DIRECTORS
   VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS                        6
   -----------------------------------------------------------------------------
   CHAIRMAN & CEO ARE THE SAME PERSON                                          7
   -----------------------------------------------------------------------------
   INDEPENDENCE OF DIRECTORS                                                   8
   -----------------------------------------------------------------------------
   STOCK OWENERSHIP REQUEST                                                    9
   -----------------------------------------------------------------------------
   CHARITABLE CONTRIBUTIONS                                                   10
   -----------------------------------------------------------------------------
   DIRECTOR AND OFFICER INDEMNIFICATION  AND LIABILITY PROTECTION             11
   -----------------------------------------------------------------------------
   VOTE RECOMMENDATION                                                        12
   -----------------------------------------------------------------------------
   SIZE OF THE BOARD                                                          13
   -----------------------------------------------------------------------------
   VOTING ON DIRECTOR NOMINEES IN CONTESTED ELECTIONS                         14
   -----------------------------------------------------------------------------
   TERM OF OFFICE                                                             15
   -----------------------------------------------------------------------------
   COMPENSATION DISCLOSURE                                                    16
   -----------------------------------------------------------------------------

   CHAPTER 2 AUDITORS                                                         17
   -----------------------------------------------------------------------------
   RATIFYING AUDITORS                                                         18
   -----------------------------------------------------------------------------

   CHAPTER 3 TENDER  OFFER DEFENSES                                           19
   -----------------------------------------------------------------------------
   POISON PILLS                                                               20
   -----------------------------------------------------------------------------
   GREENMAIL                                                                  21
   -----------------------------------------------------------------------------
   SUPERMAJORITY VOTE                                                         22
   -----------------------------------------------------------------------------

   CHAPTER 4 MERGERS AND CORPORATE RESTRUCTURING                              23
   -----------------------------------------------------------------------------
   CHANGING CORPORATE NAME                                                    24
   -----------------------------------------------------------------------------
   REINCORPORATION                                                            25
   -----------------------------------------------------------------------------

   CHAPTER 5 PROXY CONTEST DEFENSES                                           26
   -----------------------------------------------------------------------------
   BOARD STRUCTURE: STAGGERED VS. ANNUAL ELECTIONS                            27
   -----------------------------------------------------------------------------
   CUMULATIVE VOTING                                                          28
   -----------------------------------------------------------------------------
   SHAREHOLDERS' ABILITY TO CALL SPECIAL MEETING                              29
   -----------------------------------------------------------------------------
   SHAREHOLDERS' ABILITY TO ALTER SIZE OF THE BOARD                           30
   -----------------------------------------------------------------------------

   CHAPTER 6 MISCELLANEOUS CORPORATE
   ---------------------------------
   GOVERNANCE  PROVISIONS                                                     31
   -----------------------------------------------------------------------------
   CONFIDENTIAL VOTING                                                        32
   -----------------------------------------------------------------------------
   SHAREHOLDER ADVISORY COMMITTEES                                            33
   -----------------------------------------------------------------------------
   FOREIGN CORPORATE MATTERS                                                  34
   -----------------------------------------------------------------------------
   GOVERNMENT SERVICE LIST                                                    35
   -----------------------------------------------------------------------------

   CHAPTER 7 SOCIAL AND ENVIRONMENTAL ISSUES                                  36
   -----------------------------------------------------------------------------
   ENERGY AND ENVIRONMENTAL ISSUES (CERES PRINCIPLES)                         37
   -----------------------------------------------------------------------------
   NORTHERN IRELAND (MACBRIDE PRINCIPLES)                                     38
   -----------------------------------------------------------------------------
   MAQUILADORA STANDARDS & INTERNATIONAL OPERATIONS AND POLICIES              39
   -----------------------------------------------------------------------------
   EQUAL EMPLOYMENT OPPORTUNITY & DISCRIMINATION                              40
   -----------------------------------------------------------------------------
   ANIMAL RIGHTS                                                              41
   -----------------------------------------------------------------------------

   CHAPTER 8 CAPITAL STRUCTURE                                                42
   -----------------------------------------------------------------------------
   COMMON STOCK AUTHORIZATION                                                 43
   -----------------------------------------------------------------------------
   BLANK CHECK PREFERRED STOCK                                                44
   -----------------------------------------------------------------------------
   PREEMPTIVE RIGHTS                                                          45
   -----------------------------------------------------------------------------
   STOCK DISTRIBUTION: SPLITS AND DIVIDENDS                                   46
   -----------------------------------------------------------------------------
   REVERSE STOCK SPLITS                                                       47
   -----------------------------------------------------------------------------
   ADJUSTMENTS TO PAR VALUE OF COMMON STOCK                                   48
   -----------------------------------------------------------------------------
   DEBT RESTRUCTURING                                                         49
   -----------------------------------------------------------------------------

   CHAPTER 9 EXECUTIVE AND DIRECTOR COMPENSATION                              50
   -----------------------------------------------------------------------------
   DIRECTOR COMPENSATION                                                      51
   -----------------------------------------------------------------------------
   SHAREHOLDER PROPOSAL TO LIMIT EXECUTIVE AND DIRECTOR PAY                   52
   -----------------------------------------------------------------------------
   EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)                                     53
   -----------------------------------------------------------------------------
   OPTIONS EXPENSING                                                          54
   -----------------------------------------------------------------------------
   GOLDEN PARACHUTES                                                          55
   -----------------------------------------------------------------------------
   PROPOSAL TO BAN GOLDEN PARACHUTES                                          56
   -----------------------------------------------------------------------------
   OUTSIDE DIRECTORS' RETIREMENT COMPENSATION                                 57
   -----------------------------------------------------------------------------

   CHAPTER 10  STATE OF INCORPORATION                                         58
   -----------------------------------------------------------------------------
   CONTROL SHARE ACQUISITION STATUTES                                         59
   -----------------------------------------------------------------------------
   OPT-OUT OF STATE TAKEOVER STATUTES                                         60
   -----------------------------------------------------------------------------
   CORPORATE RESTRUCTURING, SPIN-OFFS, ASSET SALES, LIQUIDATIONS              61
   -----------------------------------------------------------------------------

   CHAPTER 11 CONFLICT OF INTEREST                                            62
   -----------------------------------------------------------------------------
   CONFLICTS                                                                  63
   -----------------------------------------------------------------------------
   CONFLICTS CONT'D                                                           64
   -----------------------------------------------------------------------------

   CHAPTER 12 CORPORATE GOVERNANCE COMMITTEE
   -----------------------------------------
   & PROXY MANAGERS                                                           65
   -----------------------------------------------------------------------------
   CORPORATE GOVERNANCE COMMITTEE                                             66
   -----------------------------------------------------------------------------
   PROXY MANAGERS                                                             67
   -----------------------------------------------------------------------------

   CHAPTER 13 SPECIAL ISSUES WITH
   ------------------------------
   VOTING FOREIGN PROXIES                                                     68
   -----------------------------------------------------------------------------
   SPECIAL ISSUES                                                             69
   -----------------------------------------------------------------------------

   CHAPTER 14 RECORD KEEPING                                                  70
   -----------------------------------------------------------------------------
   RECORD KEEPING                                                             71
   -----------------------------------------------------------------------------

                                  INTRODUCTION

Rule 206(4)-6 (the "Rule") adopted under the Investment Advisers Act of 1940, as amended (the "Advisers Act") requires all registered investment advisers that exercise voting discretion over securities held in client portfolios to adopt proxy voting policies and procedures.

Advantage Advisers, L.L.C., Advantage Advisers Management, L.L.C., Advantage Advisers Multi-Manager, L.L.C., Advantage Advisers Private Equity Management, L.L.C., Advantage Advisers Augusta Management, L.L.C., Advantage Advisers Troon Management, L.L.C., and Oppenheimer Catalyst Management, L.P.(collectively, the "Advisers") are registered investment advisers under the Advisers Act and are therefore required to adopt proxy voting policies and procedures pursuant to the Rule.

The Advisers act as investment advisers, managers or general partners to registered and unregistered investment companies and managed accounts (collectively, the "Accounts"). When an Adviser has investment discretion over an Account's investment portfolio, then the Adviser votes proxies for the Account pursuant to the policies and procedures set forth herein.

Investment discretion for a number of the Advisers' Accounts is exercised by portfolio managers that are either non-managing members of limited partners of an Adviser, or act as portfolio managers or subadvisers pursuant to agreements with the Advisers and/or the Accounts (collectively, the "Portfolio Managers"). In all cases where Portfolio Managers exercise investment discretion over the Accounts, the Portfolio Managers vote proxies for the Accounts in accordance with the policies and procedures of the investment advisory firms with which the Portfolio Managers are affiliated.

Appendix A hereto sets forth the Accounts for which each Adviser is responsible, whether the Advisers' proxy policies or the proxy policies of the Portfolio Managers are applicable to the Account.

                           VOTING ON DIRECTOR NOMINEES
                            IN UNCONTESTED ELECTIONS


These proposals seek shareholder votes for persons who have been nominated by a corporation's board of directors to stand for election to serve as members of that board. No candidates are opposing these board nominees.


In each analysis of an uncontested election of directors you should review:

     a)  Company performance

     b)  Composition of the board and key board committees

     c)  Attendance at board meetings

     d)  Corporate governance provisions and takeover activity


We may also consider:

     a)  Board decisions concerning executive compensation

     b)  Number of other board seats held by the nominee

     c)  Interlocking directorships



VOTE RECOMMENDATION

                                        It is our policy to vote IN FAVOR of the candidates proposed by the board.


We will look carefully at each candidate's background contained in the proxy statement. In the absence of unusual circumstances suggesting a nominee is clearly not qualified to serve as a member of the board, we will vote with management.

CHAIRMAN AND CEO ARE THE SAME PERSON

         Shareholders may propose that different persons hold the positions of the chairman and the CEO.

         We would evaluate these proposals on a case by case basis depending on the size of the company and performance of management.

INDEPENDENCE OF DIRECTORS

         Shareholders may request that the board be comprised of a majority of independent directors and that audit, compensation and nominating committees of the Board consists exclusively of independent directors. We believe that independent directors are important to corporate governance.


VOTE RECOMMENDATION

                                        It is our policy to vote FOR proposals
                                        requesting that a majority of the Board
                                        be independent and that the audit,
                                        compensation and nominating committees
                                        of the board include only independent
                                        directors.

STOCK OWNERSHIP REQUIREMENTS

         Shareholders may propose that directors be required to own a minimum amount of company stock or that directors should be paid in company stock, not cash. This proposal is based on the view that directors will align themselves with the interest of shareholders if they are shareholders themselves. We believe that directors are required to exercise their fiduciary duty to the company and its shareholders whether or not they own shares in the company and should be allowed to invest in company stock based on their own personal considerations.


VOTE RECOMMENDATION


                                        Vote AGAINST proposals that require
                                        director stock ownership

                            CHARITABLE CONTRIBUTIONS

         Charitable contributions by companies are generally useful for assisting worthwhile causes and for creating goodwill between the company and its community. Moreover, there may be certain long-term financial benefits to companies from certain charitable contributions generated from, for example, movies spent helping educational efforts in the firm's primary employment areas. Shareholders should not decide what the most worthwhile charities are.


VOTE RECOMMENDATION

                                        (Shareholders Proposals)
                                        Vote AGAINST proposals regarding
                                        charitable contribution.


         Shareholders have differing and equally sincere views as to which charities the company should contribute to, and the amount it should contribute. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interest of the company.

                      DIRECTOR AND OFFICER INDEMNIFICATION
                            AND LIABILITY PROTECTION

         These proposals typically provide for protection (or additional protection) which is to be afforded to the directors of a corporation in the form of indemnification by the corporation, insurance coverage or limitations upon their liability in connection with their responsibilities as directors.

         When a corporation indemnifies its directors and officers, it means the corporation promises to reimburse them for certain legal expenses, damages, and judgements incurred as a result of lawsuits relating to their corporate actions. The corporation becomes the insurer for its officers and directors.

VOTE RECOMMENDATION

                                        Vote AGAINST proposals that eliminate
                                        entirely director and officers'
                                        liability for monetary damages for
                                        violating the duty of care.

                                        Vote AGAINST indemnification proposals
                                        that would expand coverage beyond just
                                        legal expenses to acts, such as
                                        negligence, that are more serious
                                        violations of fiduciary obligations than mere carelessness.

                                        Vote FOR only those proposals providing
                                        such expanded coverage in cases when a
                                        director's or officer's legal defense
                                        was unsuccessful if: a) the director was found to have acted in good faith, and
                                        b) only if the director's legal expenses would be covered.

         The following factors should be considered:

                1. The present environment in which directors operate provides substantial risk of claims or suits against against them in their individual capacities arising out of the discharge of their duties.

                2. Attracting and retaining the most qualified directors enhances shareholder value.

                                SIZE OF THE BOARD

         Typically there are three reasons for changing the size of the board. The first reason may be to permit inclusion into the board of additional individuals who, by virtue of their ability and experience, would benefit the corporation. The second reason may be to reduce the size of the board due to expiration of terms, resignation of sitting directors or, thirdly, to accommodate the corporation's changing needs.


VOTE RECOMMENDATION

                                        Vote FOR the board's recommendation to
                                        increase or decrease the size of the
                                        board.


The following factors should be considered:

         1. These proposals may aim at reducing or increasing the influence of certain groups of individuals.

         2. This is an issue with which the board of directors is uniquely qualified to deal, since they have the most experience in sitting on a board and are up-to-date on the specific needs of the corporation.

VOTING ON DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in contested elections of directors are evaluated on a CASE-BY-CASE basis. The following factors are considered:


         1.  management's track record

         2.  background to the proxy contest

         3.  qualifications of director nominees

                                 TERM OF OFFICE

This is a shareholder's proposal to limit the tenure of outside directors. This requirement may not be an appropriate one. It is an artificial imposition on the board, and may have the result of removing knowledgeable directors from the board.


VOTE RECOMMENDATION

                                        Vote AGAINST shareholder proposals to
                                        limit the tenure of outside directors.


The following factors should be considered:

         1. An experienced director should not be disqualified because he or she has served a certain number of years.


         2. The nominating committee is in the best position to judge the directors' terms in office due to their understanding of a corporation's needs and a director's abilities and experience.


         3. If shareholders are not satisfied with the job a director is doing, they can vote him/her off the board when the term is up.

                             COMPENSATION DISCLOSURE

These proposals seek shareholder approval of a request that the board of directors disclose the amount of compensation paid to officers and employees, in addition to the disclosure of such information in the proxy statement as required by the SEC regulations.


VOTE RECOMMENDATION

                                        (shareholders policy)
                                        Vote AGAINST these proposals that
                                        require disclosure, unless we have
                                        reason to believe that mandated
                                        disclosures are insufficient to give an
                                        accurate and meaningful account of
                                        senior management compensation.



The following factors should be considered:

         1. Federal securities laws require disclosure in corporate proxy statements of the compensation paid to corporate directors and officers.


         2. Employees other than executive officers and directors are typically not in policy-making roles where they have the ability to determine, in a significant way, the amount of their own compensation.


         3. The disclosure of compensation of lower-level officers and employees infringes upon their privacy and might create morale problems.

                                    CHAPTER 2

                                    AUDITORS

RATIFYING AUDITORS

Shareholders must make certain that auditors are responsibly examining the financial statements of a company, that their reports adequately express any legitimate financial concerns, and that the auditor is independent of the company it is serving.


VOTE RECOMMENDATION

                                        Vote FOR proposal to ratify auditors.


The following factors should be considered:

         1. Although lawsuits are sometimes filed against accounting firms, including those nationally recognized, these firms typically complete their assignments in a lawful and professional manner.


         2. Sometimes it may be appropriate for a corporation to change accounting firms, but the board of directors is in the best position to judge the advantages of any such change and any disagreements with former auditors must be fully disclosed to shareholders.


         3. If there is a reason to believe the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position, then in this case vote AGAINST ratification.

                                    CHAPTER 3

                              TENDER OFFER DEFENSES

                                  POISON PILLS

Poison pills are corporate-sponsored financial devices that, when triggered by potential acquirers, do one or more of the following: a) dilute the acquirer's equity in the target company, b) dilute the acquirer's voting interests in the target company, or c) dilute the acquirer's equity holdings in the post-merger company. Generally, poison pills accomplish these tasks by issuing rights or warrants to shareholders that are essentially worthless unless triggered by a hostile acquisition attempt.


A poison pill should contain a redemption clause that would allow the board to redeem it even after a potential acquirer has surpassed the ownership threshold. Poison pills may be adopted by the board without shareholder approval. But shareholders must have the opportunity to ratify or reject them at least every two years.


VOTE RECOMMENDATION

                                        Vote FOR shareholder proposals asking
                                        that a company submit its poison pill
                                        for shareholder ratification.

                                        Vote on a CASE-BY-CASE basis regarding
                                        shareholder proposals to redeem a
                                        company's poison pill.

                                        Vote on a CASE-BY-CASE basis regarding
                                        management proposals to ratify a poison
                                        pill.

                                    GREENMAIL

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market, the practice discriminates against all other shareholders.

Greenmail payments usually expose the company to negative press and may result in lawsuits by shareholders. When a company's name is associated with such a practice, company customers may think twice about future purchases made at the expense of the shareholders.


VOTE RECOMMENDATION

                                        Vote FOR proposals to adopt anti
                                        Greenmail or bylaw amendments or
                                        otherwise restrict a company's ability
                                        to make Greenmail payments

                                        Vote on a CASE-BY-CASE basis regarding
                                        anti-Greenmail proposals when they are
                                        bundled with other charter or bylaw
                                        amendments.

The following factors should be considered:

         1. While studies by the SEC and others show that Greenmail devalues the company's stock price, an argument can be made that a payment can enable the company to pursue plans that may provide long-term gains to the shareholders.

                               SUPERMAJORITY VOTE

Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. These proposals seek shareholder approval to exceed the normal level of shareholder participation and approval from a simple majority of the outstanding shares to a much higher percentage.


VOTE RECOMMENDATIONS

                                        Vote AGAINST management proposals to
                                        require a Supermajority shareholder vote to approve mergers and other significant business combinations.

                                        Vote FOR shareholder proposals to lower
                                        Supermajority vote requirements for
                                        mergers and other significant business
                                        combinations.

The following factors should be considered:

         1. Supermajority requirements ensure broad agreement on issues that may have a significant impact on the future of the company.


         2. Supermajority vote may make action all but impossible.

         3. Supermajority requirements are counter to the principle of majority rule.

                                    CHAPTER 4

                                     MERGERS
                                       AND
                                    CORPORATE
                                  RESTRUCTURING

                             CHANGING CORPORATE NAME

This proposal seeks shareholder approval to change the corporation's name. It is probably better to vote for the proposed name change before management goes back to the drawing board and spends another small fortune attempting again to change the name.


VOTE RECOMMENDATION

                                        Vote FOR changing the corporate name.

The following factors should be considered:

         1. A name of a corporation symbolizes its substance.

         2. There are many reasons a corporation may have for changing its name, including an intention to change the direction of the business or to have a contemporary corporate image.


         3. The board of directors is well-positioned to determine the best name for the corporation because, among other reasons, it usually seeks professional advice on such matters.

                                 REINCORPORATION

These proposals seek shareholder approval to change the state in which a company is incorporated. Sometimes this is done to accommodate the company's most active operations or headquarters. More often, however, the companies want to reincorporate in a state with more stringent anti-takeover provisions. Delaware's state laws, for instance, including liability and anti-takeover provisions, are more favorable to corporations.


VOTE RECOMMENDATION

                                        Vote on a CASE-BY-CASE basis, carefully
                                        reviewing the new state's laws and any
                                        significant changes the company makes in its charter and by-laws.

The following factors should be considered:

     1. The board is in the best position to determine the company's need to incorporate.

     2. Reincorporation may have considerable implications for shareholders, affecting a company's takeover defenses, its corporate structure or governance features.

     3. Reincorporation in a state with stronger anti-takeover laws may harm shareholder value.

                                    CHAPTER 5

                                      PROXY
                                     CONTEST
                                    DEFENSES

                 BOARD STRUCTURE: STAGGERED VS. ANNUAL ELECTIONS

A company that has classified, or staggered, board is one in which directors are typically divided into three classes, with each class serving three-year terms; each class's reelection occurs in different years. In contrast, all directors of an annually elected board serve one-year and the entire board stands for election each year.

Classifying the board makes it more difficult to change control of a company through a proxy contest involving election of directors. Because only a minority of the directors are elected each year, it will be more difficult to win control of the board in a single election.


VOTE RECOMMENDATIONS

                                        Vote AGAINST proposals to classify the
                                        board. Vote FOR proposals to repeal
                                        classified boards and to elect all
                                        directors annually.

The following factors should be considered:

     1. The annual election of directors provides an extra check on management's performance. A director who is doing a good job should not fear an annual review of his/her directorship.

                                CUMULATIVE VOTING

Most companies provide that shareholders are entitled to cast one vote for each share owned, the so-called "one share, one vote" standard. This proposal seeks to allow each shareholder to cast votes in the election of directors proportionate to the number of directors times the number of shares owned by each shareholder for one nominee.


VOTE RECOMMENDATION

                                        Vote AGAINST proposals that permit
                                        cumulative voting.


The following factors should be considered:

     1. Cumulative voting would allow a minority owner to create an impact disproportionate to his/her holdings.

     2. Cumulative voting can be used to elect a director who would represent special interests and not those of the corporation and its shareholders.

     3.  Cumulative voting can allow a minority to have representation.

     4. Cumulative Voting can lead to a conflict within the board which could interfere with its ability to serve the shareholders' best interests.

                  SHAREHOLDERS' ABILITY TO CALL SPECIAL MEETING

Most state corporation statutes allow shareholders to call a special meeting when they want to take action on certain matters that arise between regularly scheduled annual meetings.


VOTE RECOMMENDATION

                                        Vote AGAINST proposals to restrict or
                                        prohibit shareholder ability to call
                                        special meetings.

                                        Vote FOR proposals that remove
                                        restrictions on the right of
                                        shareholders to act independently of
                                        management.

                SHAREHOLDERS' ABILITY TO ALTER SIZE OF THE BOARD

Proposals which would allow management to increase or decrease the size of the board at its own discretion are often used by companies as a takeover defense.

Shareholders should support management proposals to fix the size of the board at a specific number of directors, preventing management from increasing the size of the board without shareholder approval. By increasing the size of the board, management can make it more difficult for dissidents to gain control of the board.


VOTE RECOMMENDATIONS

                                        Vote FOR proposal which seek to fix the
                                        size of the board.

                                        Vote AGAINST proposals which give
                                        management the ability to alter the size of the board without shareholder approval.

                                    CHAPTER 6

                                  MISCELLANEOUS
                                    CORPORATE
                                   GOVERNANCE
                                   PROVISIONS

                               CONFIDENTIAL VOTING

Confidential voting, also known as voting by secret ballot, is one of the key structural issues in the proxy system. All proxies, ballots, and voting tabulations that identify individual shareholders are kept confidential.


VOTE RECOMMENDATIONS

                                        Vote FOR shareholder proposals
                                        requesting that corporations adopt
                                        confidential voting.

                                        Vote FOR management proposals to adopt
                                        confidential voting.

The following factors should be considered:

     1. Some shareholders elect to have the board not know how they voted on certain issues.

     2. Should the board be aware of how a shareholder voted, the board could attempt to influence the shareholder to change his/her vote, giving itself an advantage over those that do not have access to this information.

     3. Confidential voting is an important element of corporate democracy which should be available to the shareholder.

                         SHAREHOLDER ADVISORY COMMITTEES

These proposals request that the corporation establish a shareholder advisory committee to review the board's performance. In some instances, it would have a budget funded by the corporation and would be composed of salaried committee members with authority to hire outside experts and to include reports in the annual proxy statement.


VOTE RECOMMENDATION

                                        Vote AGAINST proposals to establish a
                                        shareholder advisory committee.

The following factors should be considered:

     1. Directors already have fiduciary responsibility to represent shareholders and are accountable to them by law, thus rendering shareholder advisory committees unnecessary.

     2. Adding another layer to the current corporate governance system would be expensive and unproductive.

                            FOREIGN CORPORATE MATTERS

These proposals are usually submitted by companies incorporated outside of the United States seeking shareholder approval for actions which are considered ordinary business and do not require shareholder approval in the United States (i.e., declaration of dividends, approval of financial statements, etc.).


VOTE RECOMMENDATION

                                        Vote FOR proposals that concern foreign
                                        companies incorporated outside of the
                                        United States.

The following factors should be considered:

     1. The laws and regulations of various countries differ widely as to those issues on which shareholder approval is needed, usually requiring consent for actions which are considered routine in the United States.

     2. The board of directors is well-positioned to determine whether or not these types of actions are in the best interest of the corporation's shareholders.

                             GOVERNMENT SERVICE LIST

This proposal requests that the board of directors prepare a list of employees or consultants to the company who have been employed by the government within a specified period of time and the substance of their involvement.

Solicitation of customers and negotiation of contractual or other business relationships is traditionally the responsibility of management. Compilation of such a list does not seem to serve a useful purpose, primarily because existing laws and regulations serve as a checklist on conflicts of interest.


VOTE RECOMMENDATION

                                        Vote AGAINST these proposals which a
                                        request a list of employees having been
                                        employed by the government.


The following factors should be considered:

     1. For certain companies, employing individuals familiar with the regulatory agencies and procedures is essential and, therefore, is in the best interests of the shareholders.

     2. Existing laws and regulations require enough disclosure and serve as a check on conflicts of interest.

     3. Additional disclosure would be an unreasonable invasion of such individual's privacy.

                                    CHAPTER 7

                                     SOCIAL
                                       AND
                                  ENVIRONMENTAL
                                     ISSUES

                         ENERGY AND ENVIRONMENTAL ISSUES
                               (CERES PRINCIPLES)

CERES proposals ask management to sign or report on process toward compliance with ten principles committing the company to environmental stewardship. Principle 10 directs companies to fill out the CERES report. This report requires companies to disclose information about environmental policies, toxic emissions, hazardous waste management, workplace safety, energy use, and environmental audits.


VOTE RECOMMENDATION

                                        Vote AGAINST proposals requesting that
                                        companies sign the CERES Principles.

The following factors should be considered:

     1. We do not believe a concrete business case is made for this proposal. In our opinion, the company will be best served by continuing to carry on its business as it did before the proposal was made.

                                NORTHERN IRELAND
                              (MACBRIDE PRINCIPLES)

It is well documented that Northern Ireland's Catholic community faces much higher unemployment figures then the Protestant community. Most proposals ask companies to endorse or report on progress with respect to the MacBride Principles.

In evaluating a proposal to adopt the MacBride Principles, you must decide if the principles will cause the company to divest, and worsen unemployment problems.


VOTE RECOMMENDATION

                                        REFRAIN from voting on proposals that
                                        request companies to adopt the MacBride
                                        Principles.

The following factors should be considered:

     1. We believe that human and political rights are of the utmost importance for their own sake as well as for the enhancement of economic potential of a nation.

     2. We do not believe a concrete business case has been made for this proposal. We will refrain from making social or political statements by voting for these proposals. We will only vote on proposals that maximize the value of the issuers' status without regard to (i.e., we will not pass judgement upon) the non-economic considerations.

                            MAQUILADORA STANDARDS AND
                      INTERNATIONAL OPERATIONS AND POLICIES

Proposals in this area generally request companies to report on or to adopt certain principles regarding their operations in foreign countries.

The Maquiladora Standards are a set of guidelines that outline how U.S. companies should conduct operations in Maquiladora facilities just across the U.S.-Mexican border. These standards cover such topics as community development, environmental policies, health and safety policies, and fair employment practices.


VOTE RECOMMENDATION

                                        ABSTAIN from providing a vote
                                        recommendation on proposals regarding
                                        the Maquiladora Standards and
                                        international operating policies.

The following factors should be considered:

     1. We believe that human rights are of the utmost importance for their own sake as well as for the enhancement of economic potential of a nation.

     2. We do not believe that a concrete business case has been made for these proposals. We will refrain from making social statements by voting for these proposals. We will not only vote on proposals that maximize the value of the issuers' securities without regard to (i.e., we will not pass judgement upon) the non-economic considerations.

                          EQUAL EMPLOYMENT OPPORTUNITY
                               AND DISCRIMINATION

In regards to equal employment and discrimination, companies without comprehensive EEO programs will find it hard to recruit qualified employees and find them at a long-term competitive disadvantage. Companies who are not carefully watching their human resource practices could also face lawsuits.


VOTE RECOMMENDATION

                                        REFRAIN from voting on any proposals
                                        regarding equal employment opportunities and discrimination.

The following factors should be considered:

     1. We feel that the hiring and promotion of employees should be free from prohibited discriminatory practices. We also feel that many of these issues are already subject to significant state and federal regulations.

                                  ANIMAL RIGHTS

A Corporation is requested to issue a report on its progress towards reducing reliance on animal tests for consumer product safety.


VOTE RECOMMENDATION

                                        REFRAIN from making vote recommendations on proposals regarding animal rights.

The following factors should be considered:

     1. Needless cruelty to animals should never be tolerated. However, the testing of products on animals may be very important to the health and safety of consumers.

     2. We also feel that this issue is already subject to significant state and federal regulation.

                                    CHAPTER 8

                                     CAPITAL
                                    STRUCTURE

                           COMMON STOCK AUTHORIZATION

The ability to increase the number of authorized shares could accommodate the sale of equity, stock splits, dividends, compensation-based plans, etc. The board can usually be trusted to use additional shares for capital-raising and other transactions that are in the corporation's best interests.

However, excessive escalation in the number of authorized shares may allow the board to radically change the corporation's direction without shareholder approval. Be careful to view that the increased number of shares will not enable the company to activate a poison pill.


VOTE RECOMMENDATION

                                        Vote CASE-BY-CASE on proposals increase
                                        the number of shares of common stock
                                        authorized for issue.

                                        Vote AGAINST proposed common share
                                        authorization that increase existing
                                        authorization by more then 100 percent
                                        unless a clear need for the excess
                                        shares is presented by the company.

The following factors should be considered:

     1. Is this company going to make frequent business acquisitions over a period of time?

     2.  Is the company expanding its operations?

     3. Within the company, are there any debt structuring or prepackaged bankruptcy plans?

                           BLANK CHECK PREFERRED STOCK

The terms of blank check preferred stock give the board of directors the power to issue shares of preferred stock at their discretion, with voting, conversion, distribution and other rights to be determined by the board at the time of the issue.

Blank check preferred stock can provide corporations with the flexibility to meet changing financial conditions. However, once the blank check preferred stock has been authorized, the shareholders have no further power over how or when it will be allocated.


VOTE RECOMMENDATION

                                        Vote AGAINST proposals authorizing the
                                        creation of new classes of preferred
                                        stock with unspecified voting,
                                        conversion, dividend distribution, and
                                        other rights.

The following factors should be considered:

     1. Blank check preferred stock can be used as the vehicle for a poison pill defense against hostile suitors, or it may be placed in friendly hands to help block a takeover bid.

                                PREEMPTIVE RIGHTS

These proposals request that the corporation provide existing shareholders with an opportunity to acquire additional shares in proportion to their existing holdings whenever new shares are issued. In companies with a large shareholder base and ease in which shareholders could preserve their relative interest through purchases of shares on the open market, the cost of implementing preemptive rights does not seem justifiable in relation to the benefits.


VOTE RECOMMENDATION

                                        Vote AGAINST proposals seeking
                                        preemptive rights.

The following factors should be considered:

     1. The existence of preemptive rights can considerably slow down the process of issuing new shares due to the logistics involved in protecting such rights.

     2. Preemptive rights are not necessary for the shareholder in today's corporations, whose stock is held by a wide range of owners and is, in most cases, highly liquid.

STOCK DISTRIBUTIONS:  SPLITS AND DIVIDENDS

STOCK SPLITS

The corporation requests authorization for a stock split.


VOTE RECOMMENDATION

                                        Vote FOR management proposal to
                                        authorize stock splits unless the split
                                        will result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the split.

REVERSE STOCK SPLITS


VOTE RECOMMENDATION

                                        Vote FOR management proposal to
                                        authorize reverse stock split unless the reverse stock split results in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.

                    ADJUSTMENTS TO PAR VALUE OF COMMON STOCK

The purpose of par value stock is to establish the maximum responsibility of stockholder in the event that a corporation becomes insolvent. It represents the maximum amount that a shareholder must pay the corporation if the stock is to be fully paid when issued.

The corporation requests permission to reduce the par value of its stock. In most cases, adjusting par value is a routine financing decision and should be supported.


VOTE RECOMMENDATION

                                        Vote FOR management proposals to reduce
                                        the par value of common stock.

The following factors should be considered:

     1. State laws sometimes prohibit issuance of new stock priced below that of the outstanding shares.

     2. A corporation may be unable to raise capital if the par value is overstated.

DEBT RESTRUCTURINGS

The corporation may propose to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.


VOTE RECOMMENDATION

                                        It is our policy to vote CASE-BY-CASE on debt restructuring

The following factors should be considered:

     1. Dilution - How much will ownership interest of existing shareholders be reduced and how extreme will dilution to future earnings be?

     2. Change in Control - Will the transaction result in a change of control of the company?

     3. Bankruptcy - Is the threat of bankruptcy, which would result in severe losses in shareholder value, the main factor driving the debt restructuring?

                                    CHAPTER 9

                                    EXECUTIVE
                                       AND
                                    DIRECTOR
                                  COMPENSATION

                              DIRECTOR COMPENSATION

Directors represent shareholders and are responsible for protecting shareholder interests. Companies state in the proxy material that they pay directors well in order to attract the most qualified candidates. All compensation packages for any executive, director or employee should include a pay-for-performance component.


VOTE RECOMMENDATION

                                        Vote on a CASE-BY-CASE basis for
                                        director compensation.

The following factors should be considered:

     1. As directors take an increasingly active role in corporate decision-making and governance, their compensation is becoming more performance-based.

            SHAREHOLDER PROPOSAL TO LIMIT EXECUTIVE AND DIRECTOR PAY

Shareholder compensation proposals that set limits or reduce executive compensation should be closely scrutinized. Many of these proposals may be flawed in their emphasis on an absolute dollar figure in compensation.


VOTE RECOMMENDATION

                                        Vote on a CASE-BY-CASE basis

The following factors should be considered:

     1. Executive compensation is established by a committee that consists of independent directors who have fiduciary responsibility to act in the best interest of the shareholders and who are best placed to make compensation decisions.

                     EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

These proposals ask for stockholder endorsement of compensation plans for key employees which involve the issuance of company shares by granting of stock options, SARs, restricted stock, etc. These plans help attract and retain best-qualified corporate personnel and tie their interests more closely to those of the shareholders.


VOTE RECOMMENDATION

                                        Vote FOR proposals to adopt share-based
                                        compensation plans when the following
                                        items are involved:

     1. The exercise price for stock options is less than 85% of fair market value on the date of the grant.

     2. It is an omnibus stock plan which gives directors broad discretion in deciding how much and what kind of stock to award, when and to whom.

     3. The shares for issue exceed 8% of the company's outstanding shares; or, in the case of the evergreen plans, the amount of increase exceeds 1.5% of the total number of shares outstanding.

                                        Vote AGAINST proposals adopting share
                                        based compensation plans when the
                                        following items are involved:

     1.  Re-load options (new options issued for any exercised).

     2. The plan would allow for management to pyramid their holdings by using stock to purchase more stock, without having to lay out cash. Vote YES if this is for directors.

                                OPTIONS EXPENSING

Shareholder proposal to expense options.


VOTE RECOMMENDATION

                                        It is our policy to vote FOR proposals
                                        to expense options

                                GOLDEN PARACHUTES

Golden parachutes are designed to protect the employees of a corporation in the event of a change in control. The change in control agreement will specify the exact payments to be made under the golden parachutes. The calculation for payout is usually based on some multiple of an employee's annual or monthly compensation. Golden parachutes are generally given to employees whose annual compensation exceeds $112,000.

Recent experience has shown a willingness of many managements to treat severance agreements as equal to equity investments and to reward themselves as if substantial amounts of equity were at risk.


VOTE RECOMMENDATION

                                        Vote FOR proposals which seek to limit
                                        additional compensation payments.

                                        Vote FOR shareholder proposals to have
                                        golden parachutes submitted for
                                        shareholder ratification.

The following factors should be considered:

     1. The stability of management may be affected by an attempted acquisition of the corporation.

     2. There is a tendency on the part of an entrenched management to overstate the value of their continuing control of and influence on the day-to-day functions of a corporation.

                        PROPOSAL TO BAN GOLDEN PARACHUTES

Based on the foregoing information:


VOTE RECOMMENDATION

                                        We are FOR this proposal, which
                                        essentially bans golden parachutes,
                                        because we feel management's
                                        compensation should be solely based on
                                        real-time contributions to the
                                        corporation while they are serving it.
                                        Deferred current compensation is viewed
                                        differently than future, contingent
                                        compensation for current services.

                   OUTSIDE DIRECTORS' RETIREMENT COMPENSATION

We believe that directors should only be compensated while serving the company.


VOTE RECOMMENDATIONS

                                        Vote AGAINST proposals establishing
                                        outside directors' retirement
                                        compensation. Vote FOR proposals that
                                        revoke outside directors' retirement
                                        compensation.

                                   CHAPTER 10

                                      STATE
                                       OF
                                  INCORPORATION

                       CONTROL SHARE ACQUISITION STATUTES

These proposals suggest that the board of directors solicit shareholder approval before committing acquisitions or divestiture of a business exceeding stipulated threshold levels. Such statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds.


VOTE RECOMMENDATION

                                        Vote AGAINST proposals which request the board to seek shareholder approval before committing to an acquisition.

The following factors should be considered:

     1. These proposals deprive the board of directors of its ability to act quickly in propitious circumstances.

     2.  Conforming to these requirements can be expensive.

     3. The board of directors is uniquely qualified and positioned to be able to make these decisions without prior shareholder approval.

     4. The threshold levels usually imposed by these proposals are much more stringent than required by law.

                       OPT-OUT OF STATE TAKEOVER STATUTES

These proposals seek shareholder approval to opt-out (not be governed by) certain provisions of the anti-takeover laws of various states. Delaware law, for instance, dictates that a bidder has to acquire at least 85% of a company's stock before exercising control, unless he or she has board approval. This means that a company may thwart an otherwise successful bidder by securing 15% of its stock in friendly hands.


VOTE RECOMMENDATION

                                        Vote on a CASE-BY-CASE basis for these
                                        proposals.

The following factors should be considered:

     1. It is the directors' responsibility to act on behalf of the shareholders in opposing coercive takeover attempts.

     2. Creating deterrents to corporate takeovers may allow for entrenchment of inefficient management.

     3. These statutes strengthen the board's ability to deal with potential buyers on fair and reasonable terms.

     4. Shareholders should have the final say on whether the company should be merged or acquired.

CORPORATE RESTRUCTURING, SPIN-OFFS ASSET SALES, LIQUIDATIONS

Votes on corporate restructuring, spin-offs, asset sales and liquidations are evaluated on a CASE BY CASE basis.

                                   CHAPTER 11

                                    CONFLICTS
                                       OF
                                    INTEREST

CONFLICTS

From time to time, proxy voting proposals may raise conflicts between the interests of the Advisers' clients and the interests of the Advisers, their affiliates and their employees. Conflicts of interest may arise when:

     1. Proxy votes regarding non-routine matters are solicited by an issuer that may have a separate account relationship with an affiliate of an Adviser or an investment banking relationship with Oppenheimer & Co. Inc., an affiliate of the Advisers.

     2. A proponent of a proxy proposal has a business relationship with an Adviser or one of its affiliates or an Adviser or one of its affiliates has a business relationship with participants in proxy contests, corporate directors or director candidates.

     3. An employee of an Adviser has a personal interest in the outcome of a particular matter before shareholders.

If an Adviser receives a proxy that to the knowledge of the Proxy Manager raises a conflict of interest, the Proxy Manager shall advise the Governance Committee which shall determine whether the conflict is "material" to any specific proposal involved in the proxy. The Governance Committee will determine whether the proposal is material as follows:

     1. Routine proxy proposals are presumed not to involve a material conflict of interest.

     2. Non-routine proxy proposals-Proxy proposals that are "non- routine" will be presumed to involve a material conflict of interest unless the Governance Committee determines that the conflict is unrelated to the proposal. Non-routine proposals would include a merger, compensation matters for management and contested elections of directors.

CONFLICTS CONT'D

     3. The Governance Committee may determine on a case by case basis that particular non-routine proposals do not involve a material conflict of interest because the proposal is not directly related to an Adviser's conflict vis-a-vis the issue. The Governance Committee will record the basis for any such determination. With respect to any proposal that the Governance Committee determines presents a material conflict of interest, an Adviser may vote regarding that proposal in any of the following ways:

                a)  Obtain instructions from the client on how to vote.

                b) Use existing proxy guidelines if the policy with respect to the proposal is specifically addressed and does not involve a case by case analysis.

                c) Vote the proposal that involves the conflict according to the recommendations of an independent third party, including, but not limited to, Institutional Share Services Inc. or Investor Responsibility Research Center.

                                   CHAPTER 12

                              GOVERNANCE COMMITTEE
                                       AND
                                 PROXY MANAGERS

GOVERNANCE COMMITTEE

The Governance Committee is responsible for the maintenance of the Proxy Voting Policies and Procedures and will determine whether any conflict between the interest of clients and an Adviser in voting proxies is material. The Governance Committee includes the following: (1) Bryan McKigney, Managing Director, OAM Alternative Investments Group (2) Chief Compliance Officer and (3) Chief Legal Officer.

PROXY MANAGERS

The Proxy Manager for the Advisers is Caroline Gilllespie, Executive Director, Oppenheimer & Co. Inc. The Proxy Manager will determine how votes will be cast on proposals that are evaluated on a case-by case basis.

                                   CHAPTER 13

                           SPECIAL ISSUES WITH VOTING
                                 FOREIGN PROXIES

SPECIAL ISSUES WITH VOTING FOREIGN PROXIES

    Voting proxies with respect to shares of foreign stock may involve significantly greater effort and corresponding cost than voting proxies in the U.S domestic market. Issues in voting foreign proxies include the following:

     1. Each country has its own rules and practices regarding shareholder notification, voting restrictions, registration conditions and share blocking.

     2. In some foreign countries shares may be "blocked" by custodian or depository or bearer shares deposited with specific financial institutions for a certain number of days before or after the shareholders meeting. When blocked, shares typically may not be traded until the day after the blocking period. The Advisers may refrain from voting shares of foreign stocks subject to blocking restrictions where in an Adviser's judgment, the benefit from voting the shares is outweighed by the interest in maintaining client liquidity in the shares. This decision is made on a case by case basis based on relevant factors including the length of the blocking period, the significance of the holding and whether the stock is considered a long-term holding.


     3. Time frames between shareholder notification, distribution of proxy materials, book closures and the actual meeting date may be too short to allow timely action.

     4. In certain countries, applicable regulations require that votes must be made in person at the shareholder meeting. The Advisers will weigh the costs and benefits of voting on proxy proposals in such countries on a case by case basis and make decisions on whether voting on a given proxy proposal is prudent. Generally, the Advisers will not vote shares in any such markets on routine matters such as uncontested elections of directors, ratification of auditors, etc.

                                   CHAPTER 14

                                 RECORD KEEPING

RECORD KEEPING

The Advisers will maintain the following records:

     1.  Copies of these policies

     2. A copy of each proxy statement that an Adviser receives regarding client securities. An Adviser may satisfy this requirement by relying on a third party to keep copies of proxy statements provided that the Adviser has an undertaking from the third party to provide a copy of the proxy statement promptly upon request.

     3. A record of each vote cast on behalf of a client. A third party may keep these voting records provided that the Adviser has an undertaking from the third party to provide a copy of the record promptly upon request.

     4. A copy of any document created by an Adviser that was material to making a decision on how to vote proxies or that memorializes the basis for that decision.

     5. A copy of each written client request for information on how the Advisers voted proxies on behalf of the client and a copy of written response by an Adviser to any client request for information on how the Adviser voted proxies on behalf of the client.

The above records shall be maintained for five years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of the Advisers.

APPENDIX A

------------------------------------- ----------------------------------- -----------------------------------
ADVISOR                               CLIENT                              POLICY
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
ADVANTAGE ADVISERS                    ADVANTAGE ADVISERS TECHNOLOGY       Alkeon proxy policy, attached
MANAGEMENT, L.L.C.                    PARTNERS, L.L.C.  Alkeon Capital    hereto as Exhibit A, is
                                      Management, L.L.C. ("Alkeon")       applicable.
                                      acts as portfolio manager.
------------------------------------- ----------------------------------- -----------------------------------
                                      ADVANTAGE ADVISERS STRATIGOS        Alkeon proxy policy is applicable.
                                      FUND, L.L.C.   Alkeon acts as
                                      portfolio manager.
------------------------------------- ----------------------------------- -----------------------------------
                                      ADVANTAGE ADVISERS XANTHUS FUND,    Alkeon proxy policy is applicable.
                                      L.L.C.   Alkeon acts as portfolio
                                      manager.
------------------------------------- ----------------------------------- -----------------------------------
                                      ADVANTAGE ADVISERS AUGUSTA FUND,    Eden proxy policy, attached
                                      L.L.C.   Eden Capital Management    hereto as Exhibit B,  is
                                      Partners, L.P. ("Eden") acts as     applicable.
                                      portfolio manager.
------------------------------------- ----------------------------------- -----------------------------------
                                      ADVANTAGE ADVISERS WYNSTONE FUND,   KBW proxy policy, attached hereto
                                      L.L.C.  KBW Asset Management Inc.   as Exhibit C, is applicable.
                                      ("KBW") acts as portfolio manager.
------------------------------------- ----------------------------------- -----------------------------------
                                      ADVANTAGE ADVISERS WHISTLER FUND,   This policy is applicable.
                                      L.L.C. is a registered fund of
                                      funds.
------------------------------------- ----------------------------------- -----------------------------------
                                      Mercantile Long-Short Manager       This policy is applicable.
                                      Fund, L.L.C. Advantage Advisers
                                      Management, L.L.C. acts as
                                      subadvisor to this fund.
------------------------------------- ----------------------------------- -----------------------------------
ADVANTAGE ADVISERS MULTI-MANAGER,     ADVANTAGE ADVISERS CATALYST         Ridgecrest proxy policy, attached
L.L.C.                                INTERNATIONAL, LTD.  Ridgecrest     hereto as Exhibit D, is
                                      Investment Management, LLC          applicable.
                                      ("Ridgecrest") acts as portfolio
                                      manager.
------------------------------------- ----------------------------------- -----------------------------------
                                      ADVANTAGE ADVISERS TECHNOLOGY       Alkeon  proxy policy is
                                      INTERNATIONAL, LTD.  Alkeon acts    applicable.
                                      as portfolio manager.
------------------------------------- ----------------------------------- -----------------------------------
                                      ADVANTAGE ADVISERS SAWGRASS         This policy is applicable.
                                      INTERNATIONAL, LTD.
------------------------------------- ----------------------------------- -----------------------------------
                                      ADVANTAGE ADVISERS WHISTLER         This policy is applicable.
                                      INTERNATIONAL, LTD. is a fund of
                                      funds.
------------------------------------- ----------------------------------- -----------------------------------
ADVANTAGE ADVISERS, L.L.C.            ADVANTAGE ADVISERS MULTI-SECTOR     KBW, Alkeon and Kilkenny proxy
                                      FUND I.  KBW, Alkeon and Kilkenny   policies, the latter attached
                                      Capital Management, L.L.C.          hereto as Exhibit F, are
                                      ("Kilkenny")                        applicable.
------------------------------------- ----------------------------------- -----------------------------------

------------------------------------- ----------------------------------- -----------------------------------
ADVISOR                               CLIENT                              POLICY
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
ADVANTAGE ADVISERS PRIVATE EQUITY     General partner to ADVANTAGE        This policy is applicable.
MANAGEMENT, L.L.C.                    ADVISERS PRIVATE EQUITY PARTNERS,
                                      L.P. ("COPEP")
------------------------------------- ----------------------------------- -----------------------------------
TROON MANAGEMENT, L.L.C.              ADVANTAGE ADVISERS TROON FUND,      MAMC proxy policy is  applicable.
                                      L.L.C. MAMC acts as portfolio
                                      manager.
------------------------------------- ----------------------------------- -----------------------------------
OPPENHEIMER CATALYST MANAGEMENT L.P.  General Partner and investment      Ridgecrest proxy policy is
                                      adviser to ADVANTAGE ADVISERS       applicable.
                                      CATALYST PARTNERS, L.P.
                                      Ridgecrest acts as portfolio
                                      manager.
------------------------------------- ----------------------------------- -----------------------------------

                                     ANNEX K
                              PROXY VOTING POLICY

         Eden Capital Management Partners, L.P. (the "Investment Manager") serves as the investment adviser, sub-advisor and general partner, respectively, of certain investment vehicles and other clients (each a "Client" and collectively, the "Clients"). Through these relationships the Investment Manager is delegated the right to vote, on behalf of the Clients, proxies received from companies, the securities of which are owned by the Clients.

PURPOSE

         The Investment Manager follows this proxy voting policy (the "Policy") to ensure that proxies the Investment Manager votes, on behalf of each Client, are voted to further the best interest of that Client. The Policy establishes a mechanism to address any conflicts of interests between the Investment Manager and the Client. Further, the Policy establishes how Clients may obtain information on how the proxies have been voted.

DETERMINATION OF VOTE

         The Investment Manager votes in a manner that the Investment Manager believes reasonably furthers the best interests of the Client and is consistent with the Investment Philosophy as set forth in the relevant investment management documents. The Company's Proxy voting policy is to vote in accordance with ISS recommendations. The Company has given ISS implied consent to vote on its behalf. A summary of the ISS voting Policy is included in this Annex K.

RESOLUTION OF ANY CONFLICTS OF INTEREST

         If a proxy vote creates a material conflict between the interests of the Investment Manager and a Client the Investment Manager will resolve the conflict before voting the proxies. The Investment Manager will either disclose the conflict to the Client and obtain a consent or take other steps designed to ensure that a decision to vote the proxy was based on the Investment Manager's determination of the Client's best interest and was not the product of the conflict.

RECORDS

         The Investment Manager, through its relationship with ISS, maintains records of (i) all proxy statements and materials the Investment Manager receives on behalf of Clients; (ii) all proxy votes that are made on behalf of the Clients; (iii) all documents that were material to a proxy vote; (iv) all written requests from Clients regarding voting history; and (v) all responses (written and oral) to Clients' requests. Such records are available to the Clients (and owners of a Client that is an investment vehicle) upon request.

QUESTIONS AND REQUESTS

         This document is a summary of the proxy voting process. Clients may obtain, free of charge, a full copy of the policies and procedures and/or a record of proxy votes. Any questions or requests should be directed to the Compliance Officer at:

                     Eden Capital Management Partners, L.P.
                         2727 Allen Parkway, Suite 1880
                              Houston, Texas 77019
                            Telephone: (713) 807-1760
                            Facsimile: (713) 807-1761

                                     ANNEX K
                   EDEN CAPITAL MANAGEMENT PARTNERS, LP / ISS
                            PROXY VOTING GUIDELINES

SUMMARY
The following is a condensed version of all proxy voting recommendations contained in The ISS Proxy Voting Manual.
1. OPERATIONAL ITEMS
ADJOURN MEETING
Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.
AMEND QUORUM REQUIREMENTS
Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.
AMEND MINOR BYLAWS
Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).
CHANGE COMPANY NAME
Vote FOR proposals to change the corporate name.
CHANGE DATE, TIME, OR LOCATION OF ANNUAL MEETING
Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.
Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable. RATIFYING AUDITORS
Vote FOR proposals to ratify auditors, unless any of the following apply:
o An auditor has a financial interest in or association with the company, and is therefore not independent
o Fees for non-audit services are excessive, or
o There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.
Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.
Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account the tenure of the audit firm, the length of rotation specified in the proposal, any significant audit-related issues at the company, and whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.
TRANSACT OTHER BUSINESS
Vote AGAINST proposals to approve other business when it appears as a voting item.
2. BOARD OF DIRECTORS
VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS
Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board.
However, there are some actions by directors that should result in votes being WITHHELD. These instances include directors who:
o Attend less than 75 percent of the board and committee meetings without a valid excuse
o Implement or renew a dead-hand or modified dead-hand poison pill
o Ignore a shareholder proposal that is approved by a majority of the shares outstanding
o Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years
o Failed to act on takeover offers where the majority of the shareholders tendered their shares
o Are inside directors or affiliated outsiders and sit on the audit, compensation, or nominating committees
o Are inside directors oraffiliated outsiders and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees
o Are audit committee members and the non-audit fees paid to the auditor are excessive.
o Are inside directors or affiliated outside directors and the full board is less than majority independent
o Sit on more than six boards
o Are members of a compensation committee that has allowed a pay-for-performance disconnect as described in Section 8 (Executive and Director Compensation). In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to WITHHOLD votes.
AGE LIMITS
Vote AGAINST shareholder or management proposals to limit the tenure of outside directors either through term limits or mandatory retirement ages.
BOARD SIZE
Vote FOR proposals seeking to fix the board size or designate a range for the board size.
Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval. CLASSIFICATION/DECLASSIFICATION OF THE BOARD
Vote AGAINST proposals to classify the board.
Vote FOR proposals to repeal classified boards and to elect all directors annually.
CUMULATIVE VOTING
Vote AGAINST proposals to eliminate cumulative voting.
Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.
DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION
Proposals on director and officer
indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.
Vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.
Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to actions, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.
Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:
o The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and
o Only if the director's legal expenses would be covered.
ESTABLISH/AMEND NOMINEE QUALIFICATIONS
Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.
Vote AGAINST shareholder proposals requiring two candidates per board seat. FILLING VACANCIES/REMOVAL OF DIRECTORS
Vote AGAINST proposals that provide that directors may be removed only for cause.
Vote FOR proposals to restore shareholder ability to remove directors with or without cause.
Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.
Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.
INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)
Generally vote FOR shareholder proposals requiring the position of chairman be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:
o Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties
o Two-thirds independent board
o All-independent key committees
o Established governance guidelines
MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES
Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.
Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.
OPEN ACCESS
Vote CASE-BY-CASE on shareholder proposals asking for open access taking into account the ownership threshold specified in the proposal and the proponent's rationale for targeting the company in terms of board and director conduct. STOCK OWNERSHIP REQUIREMENTS
Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.
Vote CASE-BY-CASE shareholder proposals asking that the company adopt a holding or retention period for its executives (for holding stock after the vesting or exercise of equity awards), taking into account any stock ownership requirements or holding period/retention ratio already in place and the actual ownership level of executives.
TERM LIMITS
Vote AGAINST shareholder or management proposals to limit the tenure of outside directors either through term limits or mandatory retirement ages.
3. PROXY CONTESTS
VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS
Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the following factors:
o Long-term financial performance of the target company relative to its industry
o Management's track record
o Background to the proxy contest
o Qualifications of director nominees (both slates)
o Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.
REIMBURSING PROXY SOLICITATION EXPENSES
Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BYCASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.
CONFIDENTIAL VOTING
Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows:
In the case of a cont ested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived. Vote FOR management proposals to adopt confidential voting.
4. ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES ADVANCE NOTICE REQUIREMENTS FOR SHAREHOLDER PROPOSALS/NOMINATIONS
Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals that allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.
AMEND BYLAWS WITHOUT SHAREHOLDER CONSENT
Vote AGAINST proposals giving the board exclus ive authority to amend the bylaws.
Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.
POISON PILLS
Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it.
Vote FOR shareholder proposals asking that any future pill be put to a shareholder vote. SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT
Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.
Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS
Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.
Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.
SUPERMAJORITY VOTE REQUIREMENTS
Vote AGAINST proposals to require a supermajority shareholder vote.
Vote FOR proposals to lower supermajority vote requirements.
5. MERGERS AND CORPORATE RESTRUCTURINGS
APPRAISAL RIGHTS
Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.
ASSET PURCHASES
Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:
o Purchase price
o Fairness opinion
o Financial and strategic benefits
o How the deal was negotiated
o Conflicts of interest
o Other alternatives for the business
o Noncompletion risk.
ASSET SALES
Votes on asset sales should be determined on a CASE-BY-CASE basis, considering the following factors:
o Impact on the balance sheet/working capital
o Potential elimination of diseconomies
o Anticipated financial and operating benefits
o Anticipated use of funds
o Value received for the asset
o Fairness opinion
o How the deal was negotiated
o Conflicts of interest.
BUNDLED PROPOSALS
Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals.
In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals. CONVERSION OF SECURITIES
Votes on proposals regarding conversion of securities are determined on a CASE-BYCASE basis. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.
Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

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CORPORATE REORGANIZATION/DEBT RESTRUCTURING/PREPACKAGED BANKRUPTCY
PLANS/REVERSE LEVERAGED BUYOUTS/WRAP PLANS
Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:
o Dilution to existing shareholders' position
o Terms of the offer
o Financial issues
o Management's efforts to pursue other alternatives
o Control issues
o Conflicts of interest.
Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.
FORMATION OF HOLDING COMPANY
Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:
o The reasons for the change
o Any financial or tax benefits
o Regulatory benefits
o Increases in capital structure
o Changes to the articles of incorporation or bylaws of the company.
Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:
o Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS Capital Structure model
o Adverse changes in shareholder rights
GOING PRIVATE TRANSACTIONS (LBOS AND MINORITY SQUEEZEOUTS)
Vote going private transactions on a CASE-BY-CASE basis, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and noncompletion risk.
JOINT VENTURES
Votes CASE-BY-CASE on proposals to form joint ventures, taking into account the following: percentage of assets/business contributed, percentage ownership, financial and strategic benefits, governance structure, conflicts of interest, other alternatives, and noncompletion risk.
LIQUIDATIONS
Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.
Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.
MERGERS AND ACQUISITIONS/ ISSUANCE OF SHARES TO FACILITATE MERGER OR ACQUISITION Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:
o Prospects of the combined company, anticipated financial and operating benefits

o Offer price
o Fairness opinion
o How the deal was negotiated
o Changes in corporate governance
o Change in the capital structure
o Conflicts of interest.
PRIVATE PLACEMENTS/WARRANTS/CONVERTIBLE DEBENTURES
Votes on proposals regarding private placements should be determined on a CASE-BYCASE basis. When evaluating these proposals the investor should review: dilution to existing shareholders' position, terms of the offer, financial issues, management's efforts to pursue other alternatives, control issues, and conflicts of interest.
Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.
SPINOFFS
Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on:
o Tax and regulatory advantages
o Planned use of the sale proceeds
o Valuation of spinoff
o Fairness opinion
o Benefits to the parent company
o Conflicts of interest
o Managerial incentives
o Corporate governance changes
o Changes in the capital structure.
VALUE MAXIMIZATION PROPOSALS
Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution, and whether company is actively exploring its strategic options, including retaining a financial advisor.
6. STATE OF INCORPORATION
CONTROL SHARE ACQUISITION PROVISIONS
Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.
Vote AGAINST proposals to amend the charter to include control share acquisition provisions.
Vote FOR proposals to restore voting rights to the control shares.
CONTROL SHARE CASHOUT PROVISIONS
Vote FOR proposals to opt out of control share cashout statutes.
DISGORGEMENT PROVISIONS
Vote FOR proposals to opt out of state disgorgement provisions.
FAIR PRICE PROVISIONS

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Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.
Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.
FREEZEOUT PROVISIONS
Vote FOR proposals to opt out of state freezeout provisions.
GREENMAIL
Vote FOR proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments.
Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.
REINCORPORATION PROPOSALS
Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.
Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.
STAKEHOLDER PROVISIONS
Vote AGAINST proposals that ask the board to consider nonshareholder constituencies or other nonfinancial effects when evaluating a merger or business combination.
STATE ANTITAKEOVER STATUTES
Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).
7. CAPITAL STRUCTURE
ADJUSTMENTS TO PAR VALUE OF COMMON STOCK
Vote FOR management proposals to reduce the par value of common stock.
COMMON STOCK AUTHORIZATION
Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.
Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.
Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.
DUAL-CLASS STOCK
Vote AGAINST proposals to create a new class of common stock with superior voting rights.
Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:
o It is intended for financing purposes with minimal or no dilution to current shareholders
o It is not designed to preserve the voting power of an insider or significant shareholder

ISSUE STOCK FOR USE WITH RIGHTS PLAN
Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).
PREEMPTIVE RIGHTS
Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.
PREFERRED STOCK
Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).
Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).
Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.
Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.
Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns. RECAPITALIZATION
Votes CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following: more simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest, and other alternatives considered.
REVERSE STOCK SPLITS
Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.
Vote FOR management proposals to implement a reverse stock split to avoid delisting.
Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.
SHARE REPURCHASE PROGRAMS
Vote FOR management proposals to institute open- market share repurchase plans in which all shareholders may participate on equal terms.
STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS
Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.
TRACKING STOCK
Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spinoff.
8. EXECUTIVE AND DIRECTOR COMPENSATION
Votes with respect to equity-based compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered along with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a companyspecific dilution cap.
Our model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to plan participants, adjusted for:
o Long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index),
o Cash compensation, and
o Categorization of the company as emerging, growth, or mature.
These adjustments are pegged to market capitalization.
Vote AGAINST plans that expressly permit the repricing of underwater stock options without shareholder approval.
Generally vote AGAINST plans in which the CEO participates if there is a disconnect between the CEO's pay and company performance (an increase in pay and a decrease in performance) and the main source of the pay increase (over half) is equity-based. A decrease in performance is based on negative one- and three-year total shareholder returns. An increase in pay is based on the CEO's total direct compensation (salary, cash bonus, present value of stock options, face value of restricted stock, face value of longterm incentive plan payouts, and all other compensation) increasing over the previous year. Also WITHHOLD votes from the Compensation Committee members.
DIRECTOR COMPENSATION
Votes on compensation plans for directors are determined on a CASE-BY-CASE basis, using a proprietary, quantitative model developed by ISS.
STOCK PLANS IN LIEU OF CASH
Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.
Vote FOR plans which provide a dollar-for-dollar cash for stock exchange.
Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.
DIRECTOR RETIREMENT PLANS
Vote AGAINST retirement plans for nonemployee directors.
Vote FOR shareholder proposals to eliminate retirement plans for nonemployee directors.
MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS
Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:
o Historic trading patterns
o Rationale for the repricing
o Value-for-value exchange
o Option vesting
o Term of the option
o Exercise price
o Participation.
EMPLOYEE STOCK PURCHASE PLANS
Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.
Vote FOR employee stock purchase plans where all of the following apply:
o Purchase price is at least 85 percent of fair market value
o Offering period is 27 months or less, and
o The number of shares allocated to the plan is ten percent or less of the outstanding shares
Vote AGAINST employee stock purchase plans where any of the following apply:
o Purchase price is less than 85 percent of fair market value, or
o Offering period is greater than 27 months, or
o The number of shares allocated to the plan is more than ten percent of the outstanding shares
INCENTIVE BONUS PLANS AND TAX DEDUCTIBILITY PROPOSALS (OBRA-RELATED COMPENSATION PROPOSALS)
Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).
Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.
Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BYCASE basis using a proprietary, quantitative model developed by ISS.
Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.
EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)
Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)
401(K) EMPLOYEE BENEFIT PLANS
Vote FOR proposals to implement a 401(k) savings plan for employees.
SHAREHOLDER PROPOSALS REGARDING EXECUTIVE AND DIRECTOR PAY
Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.
Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.
Vote AGAINST shareholder proposals requiring director fees be paid in stock only.
Vote FOR shareholder proposals to put option repricings to a shareholder vote. Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.
OPTION EXPENSING
Generally vote FOR shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date.
PERFORMANCE-BASED STOCK OPTIONS
Generally vote FOR shareholder proposals advocating the use of performance-based stock options (indexed, premium-priced, and performance-vested options), unless:
o The proposal is overly restrictive (e.g., it mandates that awards to all employees must be performance-based or all awards to top executives must be a particular type, such as indexed options)
o The company demonstrates that it is using a substantial portion of performance-based awards for its top executives
GOLDEN PARACHUTES AND EXECUTIVE SEVERANCE AGREEMENTS
Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.
Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include the following:
o The parachute should be less attractive than an ongoing employment opportunity with the firm
o The triggering mechanism should be beyond the control of management
o The amount should not exceed three times base salary plus guaranteed benefits PENSION PLAN INCOME ACCOUNTING
Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation. SUPPLEMENTAL EXECUTIVE RETIREMENT PLANS (SERPS)
Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employeewide plans.
9. SOCIAL AND ENVIRONMENTAL ISSUES
CONSUMER ISSUES AND PUBLIC SAFETY
ANIMAL RIGHTS
Vote CASE-BY-CASE on proposals to phase out the use of animals in product testing, taking into account:

o The nature of the product and the degree that animal testing is necessary or federally mandated (such as medical products),
o The availability and feasibility of alternatives to animal testing to ensure product safety, and
o The degree that competitors are using animal- free testing.
Generally vote FOR proposals seeking a report on the company's animal welfare standards unless:
o The company has already published a set of animal welfare standards and monitors compliance
o The company's standards are comparable to or better than those of peer firms, and
o There are no serious controversies surrounding the company's treatment of animals
DRUG PRICING
Vote CASE-BY-CASE on proposals asking the company to implement price restraints on pharmaceutical products, taking into account:
o Whether the proposal focuses on a specific drug and region
o Whether the economic benefits of providing subsidized drugs (e.g., public goodwill) outweigh the costs in terms of reduced profits, lower R&D spending, and harm to competitiveness
o The extent that reduced prices can be offset through the company's marketing budget without affecting R&D spending
o Whether the company already limits price increases of its products
o Whether the company already contributes life-saving pharmaceuticals to the needy and Third World countries
o The extent that peer companies implement price restraints
GENETICALLY MODIFIED FOODS
Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.
Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:
o The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution
o The quality of the company's disclosure on GE product labeling and related voluntary initiatives and how this disclosure compares with peer company disclosure
o Company's current disclosure on the feasibility of GE product labeling, including information on the related costs
o Any voluntary labeling initiatives undertaken or considered by the company. Vote CASE-BY-CASE on proposals asking for the preparation of a report on the financial, legal, and environmental impact of continued use of GE ingredients/seeds.
o The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution
o The quality of the company's disclosure on risks related to GE product use and how this disclosure compares with peer company disclosure
o The percentage of revenue derived from international operations, particularly in

Europe, where GE products are more regulated and consumer backlash is more pronounced.
Vote AGAINST proposals seeking a report on the health and environmental effects of genetically modified organisms (GMOs). Health studies of this sort are better undertaken by regulators and the scientific community.
Vote AGAINST proposals to completely phase out GE ingredients from the company's products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company's products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to federal regulators) that outweigh the economic benefits derived from biotechnology.
HANDGUNS
Generally vote AGAINST requests for reports on a company's policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies. HIV/AIDS
Vote CASE-BY-CASE on requests for reports outlining the impact of the health pandemic (HIV/AIDS, malaria and tuberculosis) on the company's Sub-Saharan operations and how the company is responding to it, taking into account:
o The nature and size of the company's operations in Sub-Saharan Africa and the number of local employees
o The company's existing healthcare policies, including benefits and healthcare access for local workers
o Company donations to healthcare providers operating in the region Vote CASE-BY-CASE on proposals asking companies to establish, implement, and report on a standard of response to the HIV/AIDS, tuberculosis and malaria health pandemic in Africa and other developing countries, taking into account:
o The company's actions in developing countries to address HIV/AIDS, tuberculosis and malaria, including donations of pharmaceuticals and work with public health organizations
o The company's initiatives in this regard compared to those of peer companies PREDATORY LENDING
Vote CASE-BY CASE on requests for reports on the company's procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:
o Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices
o Whether the company has adequately disclosed the financial risks of its subprime business
o Whether the company has been subject to violations of le nding laws or serious lending controversies
o Peer companies' policies to prevent abusive lending practices.
TOBACCO
Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:
Second-hand smoke:

o Whether the company complies with all local ordinances and regulations
o The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness
o The risk of any health-related liabilities.
Advertising to youth:
o Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations
o Whether the company has gone as far as peers in restricting advertising
o Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth
o Whether restrictions on marketing to youth extend to foreign countries Cease production of tobacco-related products or avoid selling products to tobacco companies:
o The percentage of the company's business affected
o The economic loss of eliminating the business versus any potential tobacco-related liabilities.
Spinoff tobacco-related businesses:
o The percentage of the company's business affected
o The feasibility of a spinoff
o Potential future liabilities related to the company's tobacco business. Stronger product warnings:
Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.
Investment in tobacco stocks:
Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.
ENVIRONMENT AND ENERGY
ARCTIC NATIONAL WILDLIFE REFUGE
Vote CASE-BY-CASE on reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR), taking into account:
o Whether there are publicly available environmental impact reports
o Whether the company has a poor environmental track record, such as violations of federal and state regulations or accidental spills
o The current status of legislation regarding drilling in ANWR.
CERES PRINCIPLES
Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:
o The company's current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES
o The company's environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills
o Environmentally conscious practices of peer companies, including endorsement of CERES
0 Costs of membership and implementation.
ENVIRONMENTAL-ECONOMIC RISK REPORT
Vote CASE-BY-CASE on proposals requesting reports assessing economic risks of environmental pollution or climate change, taking into account whether the company has clearly disclosed the following in its public documents:
o Approximate costs of complying with current or proposed environmental laws
o Steps company is taking to reduce greenhouse gasses or other environmental pollutants
o Measurements of the company's emissions levels
o Reduction targets or goals for environmental pollutants including greenhouse gasses
ENVIRONMENTAL REPORTS
Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public.
GLOBAL WARMING
Generally vote FOR reports on the level of greenhouse gas emissions from the company's operations and products, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business. However, additional reporting may be warranted if:
o The company's level of disclosure lags that of its competitors, or
o The company has a poor environmental track record, such as violations of federal and state regulations.
RECYCLING
Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:
o The nature of the company's business and the percentage affected
o The extent that peer companies are recycling
o The timetable prescribed by the proposal
o The costs and methods of implementation
o Whether the company has a poor environmental track record, such as violations of federal and state regulations.
RENEWABLE ENERGY
Vote CASE-BY-CASE on proposals to invest in renewable energy sources, taking into account:
o The nature of the company's business and the percentage affected
o The extent that peer companies are switching from fossil fuels to cleaner sources
o The timetable and specific action prescribed by the proposal
o The costs of implementation
o The company's initiatives to address climate change
Generally vote FOR requests for reports on the feasibility of developing renewable energy sources, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business.
SUSTAINABILITY REPORT
Generally vote FOR proposals requesting the company to report on its policies and practices related to social, environmental, and economic sustainability, unless the company is already reporting on its sustainability initiatives through existing reports such as:
o A combination of an EHS or other environmental report, code of conduct, and/or supplier/vendor standards, and equal opportunity and diversity data and programs, all of which are publicly available, or
o A report based on Global Reporting Initiative (GRI) or similar guidelines. Vote FOR shareholder proposals asking companies to provide a sustainability report applying the GRI guidelines unless:
o The company already has a comprehensive sustainability report or equivalent addressing the essential elements of the GRI guidelines or
o The company has publicly committed to using the GRI format by a specific date GENERAL CORPORATE ISSUES
LINK EXECUTIVE COMPENSATION TO SOCIAL PERFORMANCE
Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:
o The relevance of the issue to be linked to pay
o The degree that social performance is already included in the company's pay structure and disclosed
o The degree that social performance is used by peer companies in setting pay
o Violations or complaints filed against the company relating to the particular social performance measure
o Artificial limits sought by the proposal, such as freezing or capping executive pay
o Independence of the compensation committee
o Current company pay levels.
CHARITABLE/POLITICAL CONTRIBUTIONS
Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:
o The company is in compliance with laws governing corporate political activities, and
o The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.
Vote AGAINST proposals to report or publish in newspapers the company's political contributions. Federal and state laws restrict the amount of corporate contributions and include reporting requirements.
Vote AGAINST proposals disallowing the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.
Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.
Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.
LABOR STANDARDS AND HUMAN RIGHTS

CHINA PRINCIPLES
Vote AGAINST proposals to implement the China Principles unless:
o There are serious controversies surrounding the company's China operations, and
o The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).
COUNTRY-SPECIFIC HUMAN RIGHTS REPORTS
Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and steps to protect human rights, based on:
o The nature and amount of company business in that country
o The company's workplace code of conduct
o Proprietary and confidential information involved
o Company compliance with U.S. regulations on investing in the country
o Level of peer company involvement in the country.
INTERNATIONAL CODES OF CONDUCT/VENDOR STANDARDS
Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:
o The company's current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent
o Agreements with foreign suppliers to meet certain workplace standards
o Whether company and vendor facilities are monitored and how
o Company participation in fair labor organizations
o Type of business
o Proportion of business conducted overseas
o Countries of operation with known human rights abuses
o Whether the company has been recently involved in significant labor and human rights controversies or violations
o Peer company standards and practices
o Union presence in company's international factories
Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:
o The company does not operate in countries with significant human rights violations
o The company has no recent human rights controversies or violations, or
o The company already publicly discloses information on its vendor standards compliance.
MACBRIDE PRINCIPLES
Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:
o Company compliance with or violations of the Fair Employment Act of 1989
o Company antidiscrimination policies that already exceed the legal requirements
o The cost and feasibility of adopting all nine principles
o The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles)
o The potential for charges of reverse discrimination
o The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted

o The level of the company's investment in Northern Ireland
o The number of company employees in Northern Ireland
o The degree that industry peers have adopted the MacBride Principles
o Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.
MILITARY BUSINESS
FOREIGN MILITARY SALES/OFFSETS
Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.
LANDMINES AND CLUSTER BOMBS
Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:
o Whether the company has in the past manufactured landmine components
o Whether the company's peers have renounced future production
Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:
o What weapons classifications the proponent views as cluster bombs
o Whether the company currently or in the past has manufactured cluster bombs or their components
o The percentage of revenue derived from cluster bomb manufacturing
o Whether the company's peers have renounced future production
NUCLEAR WEAPONS
Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company's business.
OPERATIONS IN NATIONS SPONSORING TERRORISM (IRAN)
Vote CASE-BY-CASE on requests for a board committee review and report outlining the company's financial and reputational risks from its operations in Iran, taking into account current disclosure on:
o The nature and purpose of the Iranian operations and the amount of business involved (direct and indirect revenues and expenses) that could be affected by political disruption
o Compliance with U.S. sanctions and laws
SPACED-BASED WEAPONIZATION
Generally vote FOR reports on a company's involvement in spaced-based weaponization unless:
o The information is already publicly available or
o The disclosures sought could compromise proprietary information.
WORKPLACE DIVERSITY
BOARD DIVERSITY
Generally vote FOR reports on the company's efforts to diversify the board, unless:
o The board composition is reasonably inclusive in relation to companies of similar size and business or

o The board already reports on its nominating procedures and diversity initiatives.
Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:
o The degree of board diversity
o Comparison with peer companies
o Established process for improving board diversity
o Existence of independent nominating committee
o Use of outside search firm
o History of EEO violations.
EQUAL EMPLOYMENT OPPORTUNITY (EEO)
Generally vote FOR reports outlining the company's affirmative action initiatives unless all of the following apply:
o The company has well-documented equal opportunity programs
o The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and
o The company has no recent EEO-related violations or litigation.
Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.
GLASS CEILING
Generally vote FOR reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations, unless:
o The composition of senior management and the board is fairly inclusive
o The company has well-documented programs addressing diversity initiatives and leadership development
o The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and
o The company has had no recent, significant EEO-related violations or litigation
SEXUAL ORIENTATION
Vote FOR proposals seeking to amend a company's EEO statement in order to prohibit discrimination based on sexual orientation, unless the change would result in excessive costs for the company.
Vote AGAINST proposals to extend company benefits to or eliminate benefits from domestic partners. Benefits decisions should be left to the discretion of the company.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not yet applicable.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).


     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2)   Certifications  pursuant to Rule  30a-2(a)  under the 1940 Act and
              Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3)   Not applicable.

     (b)      Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)               Advantage Advisers Augusta Fund, LLC
            --------------------------------------------------------------------

By (Signature and Title)*      /s/ Bryan McKigney
                         -------------------------------------------------------
                               Bryan McKigney, Principal Executive Officer
                               (principal executive officer)

Date              March 7, 2005
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*      /s/ Bryan McKigney
                         -------------------------------------------------------
                               Bryan McKigney, Principal Executive Officer
                               (principal executive officer)

Date              March 7, 2005
    ----------------------------------------------------------------------------

By (Signature and Title)*      /s/ Lenard Brafman
                         -------------------------------------------------------
                               Lenard Brafman, Chief Financial Officer
                               (principal financial officer)

Date              March 7, 2005
    ----------------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.